Exhibit 10.64

ROYALTY DEED

St Barbara Mines Limited

and

Resource Capital Fund III L.P.

1/103 Colin Street West Perth 6005 Tel: 08 9327 0800 Fax: 08 9327 0888 Ref mgh: 1959

ROYALTY DEED

made on 29th March 2005 between:

1.                        St Barbara Mines Limited ABN 36 009 165 066
of Level 2,
16 Ord Street
West Perth WA 6005
(Producer)

2.                        Resource Capital Fund III L.P.                                                                                               [ILLEGIBLE]

of Suite 200

1400 Sixteenth Street

Denver, Colorado,

United States of America

(RCFIII)

Recitals

A.                      The Producer has requested RCF III to make available a loan facility to the Producer.

B.                      It is a condition precedent of the provision of that loan facility that the Producer enters into this deed to pay the Royalty in perpetuity on all Minerals produced from the Tenements and sold.

This deed witnesses

that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

1                            Definitions and Interpretation

1.1                  Definitions

In this deed, unless the contrary intention appears:

Accounting Expert means an expert appointed under clause 3.3(a)(l).

Allowable Deductions means:

(a)                   in the case of a Refiner or Smelter that is an Unrelated Party of the Producer, all direct costs, charges and expenses of the Refiner or Smelter incurred by the Producer for off-site smelting or refining of the Product following delivery to the Refiner or a Smelter (including provisional settlement fees, weighing, sampling, assaying, umpire, insurance and other off-site Refiner or Smelter deductions); and

(b)                   otherwise, an amount equal to be the commercially reasonable costs of a refinery or smelter on an arms length basis for off-site smelting or refining of the Product following delivery to the refiner or smelter (including provisional settlement fees, weighing, sampling, assaying, umpire, insurance and other off-site refiner or smelter deductions).

Australian Dollars means the currency of the Commonwealth of Australia.

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Borrower Charge means the deed of charge entitled “Borrower Charge” dated on or about the date of this deed by the Producer in favour of RCF III.

Business Day means a day banks are open for general banking business in Perth, Western Australia, Australia and Denver, Colorado, United States, excluding Saturdays, Sundays and public holidays.

Corporations Act means the Corporations Act 2001 (Cth).

Gold means the element gold in whatever form and however contained.

Governmental Agency means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

Metal means any metallic element in whatever form and however contained, including, by way of example, Gold, silver, platinum, palladium, copper, zinc, nickel, iron, lead, cobalt, titanium, iridium and uranium.

Metallurgical Expert means an expert appointed by RCF III under clause 10.1.

Mineral Value means the actual value of a Mineral determined on arms length terms and at any applicable spot price, or if no spot price is available, at fair market value excluding any revenues, gains or losses from forward sales, puts, calls and options (or any similar arrangement) entered into by the Producer.

Minerals means any naturally occurring substance including Gold, all other Metals, coal, all other hydrocarbons, and all industrial minerals, including, evaporates, limestone, rock, gravel, sand and clay.

Officer means:

(a)                   in relation to the Producer, a director or a secretary of the Producer;

(b)                   in relation to RCF III, an officer whose title contains the word “partner” or “principal”, or a person performing the functions of any of them.

Operating Expenses means costs and expenses associated with ownership and maintenance of the Tenements, production of Minerals therefrom, handling, processing, treating, stockpiling, packaging, preserving, marketing, shipping and delivering Minerals produced from the Tenements, disposal of waste materials, and reclamation costs and all other charges or costs imposed by Governmental Agencies on the Producer, the Tenements and Minerals produced and sold therefrom, of whatever kind and nature, expressly including all royalties, taxes and other governmental imposts on the Producer, Tenements or Minerals.

Proceeds of Sale means the amount received by the Producer from the sale to an Unrelated Party of Product produced or won from the Tenements excluding any revenues, gains or losses from forward sales, puts, calls and options (or any similar arrangement) entered into by the Producer.

Product means all of the Producer’s right, title and interest in and to Minerals that have been extracted or won from the Tenements whether in concentrate or otherwise and including Stockpiled Material.

Product Sale Date in relation to Product, means;

(a)                   in the case of a sale of Product to an Unrelated Party, the date on which care, custody and control is transferred to the buyer; and

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(b)                   in all other cases, the date on which the Producer ceases to have the care, custody or control of that Product.

Quarter means each period of 3 months ending on a Quarterly Date.

Quarterly Date means each of 31 March, 30 June, 30 September and 31 December in each year.

Refiner means the refiner nominated by the Producer, and approved by RCF III in writing from time to time (and without prejudice to the right to withdraw that approval at any time), for the processing or refining of Product.

Related Corporation means a “related body corporate” as that expression is defined in the Corporations Act (on the basis that the term “subsidiary” in that definition has the same meaning as in this deed) and includes a body corporate which is at any time after the date of this deed a “related body corporate” but ceases to be a “related body corporate” because of an amendment, consolidation or replacement of the Corporations Act.

Royalty means the royalty referred to in clause 3.1.

Royalty Base means:

(a)                   in the case of a sale of Product to an Unrelated Party, the Proceeds of Sale; and

(b)                   in all other cases, the Mineral Value,

on the applicable Product Sale Date less the Allowable Deductions, and for the avoidance of doubt, excludes any Operating Expenses.

Royalty Period means each period calculated as such under clause 4.

Sale Agreement means The Sons of Gwalia Gold Assets Sale Agreement dated 21 March 2005 between Sons of Gwalia Limited (Administrators Appointed), the Producer, Andrew Love, Garry Trevor and Darren Weaver.

Smelter means the smelter nominated by the Producer, and approved by RCF III in writing from time to time (and without prejudice to the right to withdraw that approval at any time), for the processing or refining of Product.

Stockpiled Material means Minerals or Mineral bearing material that has been extracted from the Tenements whether located on the Tenements or elsewhere.

Tenements means:

(a)                   subject to the rights of any party other than the Producer under a joint venture agreement to which it is a party as at the date of this deed, the Producer’s right, title and interest in the mining tenements:

(1)                    in the case of the mining tenements listed in Part A of the schedule as set out in this deed; and

(2)                    in the case of the mining tenements listed in Part B of the schedule, as acquired by the Producer under the terms of the Sale Agreement on the date of this deed or to which Producer is entitled to acquire under the Sale Agreement on obtaining any third party consents or waiver or expiry of any pre-emptive rights by any third parties;

(b)                   any present or future renewal, extension, modification, substitution, amalgamation or variation of any of those mining tenements, exploration retention licences or

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exploration licences (whether extending over the same or a greater or lesser area); and

(c)                    any present or future application for or interest in any of the above, which confers or which, when granted, will confer the same or similar rights.

Transaction Documents has the meaning given in the Borrower Charge as if repeated and set out in full in this deed.

Unrelated Party means a person:

(a)                   that is not a Related Corporation of the Producer; or

(b)                   that the Producer has no economic interest (other than an interest that arises from an arm’s length commercial arrangement) in, or which has no economic interest (other than an interest that arises from an arm’s length commercial arrangement) in the Producer, unless RCF III otherwise agrees in writing.

1.2                  Interpretation

In this deed, headings and boldings are for convenience only and do not affect the interpretation of this deed and, unless the context otherwise requires:

(a)                   words importing the singular include the plural and vice versa;

(b)                   words importing a gender include any gender;

(c)                    other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning;

(d)                   an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

(e)                    a reference to any thing (including, but not limited to, any right) includes a part of that thing but nothing in this clause 1.2(e) implies that performance of part of an obligation constitutes performance of the obligation;

(f)                     a reference to a clause, party, annexure, exhibit or schedule is a reference to a clause of, and a party, annexure, exhibit and schedule to, this deed and a reference to this deed includes any annexure, exhibit and schedule;

(g)                    a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

(h)                   a reference to a document includes all amendments or supplements to, or replacements or novations of, that document, and in the case of this deed means only those amendments, supplements, replacements or novations expressly permitted or contemplated by the terms of this deed;

(i)                       a reference to a party to a document includes that party’s successors and permitted assigns;

(j)                      a reference to an agreement other than this deed includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

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(k)                   a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits;

(l)                       a reference to a document includes any agreement in writing, or any certificate, notice, deed, instrument or other document of any kind;

(m)               a reference to a body, other than a party to this deed (including, without limitation, an institute, association or authority), whether statutory or not:

(n)                   which ceases to exist; or

(o)                   whose powers or functions are transferred to another body,

(p)                   is a reference to the body which replaces it or which substantially succeeds to its powers or functions;

(q)                   a reference to liquidation includes official management, appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, deregistration, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death;

(r)                      no provision of this deed will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this deed or that provision; and

(s)                     words of inclusion are not words of limitation.

1.3                  Transaction Document

The parties agree that this deed is a “Transaction Document” for the purposes of the deed of charge entitled “Borrower Charge” dated the same date as this deed granted by the Producer in favour of RCF III.

2                            Condition precedent

2.1                  Condition precedent

The obligations of the Producer under this deed are subject to RCF III receiving evidence satisfactory to it that either:

(a)                   a notice in writing has been issued by or on behalf of the Treasurer of the Commonwealth of Australia stating that the Commonwealth Government does not object to the Producer entering into and completing this agreement, either unconditionally or on terms reasonably acceptable to RCF III; or

(b)                   the Treasurer of the Commonwealth of Australia is precluded from making an order in respect of the Royalty under the Foreign Acquisitions and Takeovers Act 1975 (Cth).

2.2                  Satisfaction of conditions

(a)                   The Producer must use its best endeavours to satisfy the condition set out in clause 2.1 as soon as possible, but in any event no later than 60 days (or such later date as RCF III may otherwise agree) after the date of execution of this deed.

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(b)                   If the condition in clause 2.1 is not so satisfied by the Producer by the time required by clause 2.2(a), RCF III and the Producer must negotiate in good faith to agree upon a mutually acceptable alternative arrangement which will provide to both parties the substantial economic equivalent of this deed.

2.3                  Notice

The parties must notify each other as soon as they become aware that the condition in clause 2.1 is satisfied or become incapable of being satisfied.

3                            Royalty

3.1                  Agreement to pay Royalty

Subject to clause 3.2, the Producer agrees to pay to RCF III a royalty in an amount equal to 1.5% of the Royalty Base.

3.2                  Royalty Free Period

RCF III agrees that no Royalty is payable under clause 3.1:

(a)                   with respect to the Tenements identified in the schedule as being part of the Southern Cross or Laverton projects, as to Minerals produced and sold or removed from such Tenements during the calendar year 2005; and

(b)                   with respect to the Tenements identified in the schedule as being part of the Meekathara project, as to Minerals produced or sold or removed from such Tenements prior to 1 July 2007.

3.3                  Determination of Royalty Base

(a)                   If there is any dispute between the parties as to the calculation of the Royalty Base under this deed:

(1)                    either party may on 2 Business Days notice to the other request that the President of the Institute of Chartered Accountants in Australia for the time being appoint a suitably qualified expert to determine the amount of the Royalty Base, the subject of the dispute;

(2)                    the Accounting Expert shall act as an expert and not an arbitrator;

(3)                    the determination of the Accounting Expert shall be final and binding on the parties;

(4)                    both parties must provide to the Accounting Expert such information as is required in order to make a determination under this clause; and

(5)                    the Accounting Expert shall be requested to provide his decision as soon as possible.

(b)                   The costs of the Accounting Expert shall be borne in the manner determined by the expert that is equitable based on the expert’s determination as to the correctness or otherwise of the position taken by each party with respect to calculation of the Royalty Base.

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4                            Royalty Periods

4.1                  Royalty Periods

(a)                   The Royalty shall be calculated and payable in respect of Royalty Periods based on the amount of Product sold or which has left the care, custody and control of the Producer during the applicable Royalty Period.

(b)                   Subject to clause 3.2, the first Royalty Period shall be the period between the date on which the Product is sold or left the care, custody and control of the Producer in commercial quantities from the Tenements and the next following Quarterly Date.

(c)                    Each subsequent Quarter shall be a Royalty Period.

4.2                  Due Date for Payment

The Royalty payable in respect of a Royalty Period shall be payable no later than 10 Business Days after the applicable Quarterly Date, or if there is a dispute, within 7 days of the determination of that dispute under clause 3.3(a).

5                            Payment

5.1                  Manner of Payment

(a)                   Subject to clause 5.1, the Royalty shall be payable in cash or other immediately available funds to the account nominated by RCF III in writing from time to time.

(b)                   RCF III may elect at any time up to 5 Business Days prior to the due date for payment of an amount on account of the Royalty, to take the Royalty in kind.

5.2                  No Deductions

The Royalty shall be payable in accordance with this deed without withholding, deduction or set off for any reason on any account whatsoever.

5.3                  Late Payment

If the Producer does not pay the Royalty on or before the due date for payment for any reason whatsoever, then the Producer shall pay to RCF III interest on the amount of the Royalty unpaid by the Producer, until payment in full has been made. Interest shall be calculated at the rate of 8% per annum. Interest shall be calculated daily and shall be payable on demand.

6                            Information

6.1                  Statements

(a)                   Subject to clause 3.2, the Producer will submit to RCF III at not less than monthly intervals (or such other periods as RCF III may from time to time agree) a statement of Mineral production from the Tenements (Statement) during the period to which the Statement relates. Each Statement shall be signed by an

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authorised Officer of the Producer and shall be in a form and contain such detail as RCF III may reasonably require.

(b)                   Each Statement shall be delivered to RCF III not later than 3 Business Days after the end of the month to which the Statement relates.

(c)                    Each Statement shall be accompanied by such production records, receipts and other records as RCF III may reasonably require in order to verify the amount of the Royalty payable on the relevant Quarterly Date.

6.2                  Correspondence

The Producer shall within 3 Business Days after receipt, forward to RCF III a copy of all material correspondence between the Producer and the Refiner or the Smelter, including without limitation, all statements from the Refiner or the Smelter as to the amount of dore bullion received, the amount of Product and of the precious metals recovered therefrom and the respective amounts thereof.

6.3                  Further Information

The Producer shall, at the request from time to time of RCF III, provide to RCF III such information as RCF III may reasonably require for the purpose of determining the amount of Product derived by the Producer and the amount of Royalty to which RCF III is entitled pursuant to this Deed.

6.4                  Inspection of Books

RCF III, its agents or consultants may at any time on 24 hours prior notice to the Producer, inspect the books and records maintained by the Producer in relation to the Tenements for the purposes of determining and verifying the amount of the Royalty payable in accordance with this Deed. The Producer shall give to RCF III such assistance as RCF III may reasonably require for that purpose.

7                            Operative Period

7.1                  Operative Period

The parties acknowledge and agree that the Royalty shall continue to be payable in accordance with the provisions of this Deed notwithstanding:

(a)                   the payment and repayment in full by the Producer of any credit facilities made available to it in connection with or relating to the Project; and/or

(b)                   subject to clause 11.2 in relation to the person responsible for payment of the Royalty (but without prejudice to the obligation to pay that Royalty), the sale or other disposition of all or any part of the Tenements.

8                            Undertakings

8.1                  Production

The Producer undertakes, acting on a commercially reasonable basis:

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(a)                   to procure that all Product won from the Tenements that requires such, is treated and refined as soon as possible;

(b)                   to ensure that all Product won from the Tenements is not disposed of or dealt with prior to its conversion through all relevant stages to refined or processed Product in a form to be sold except to the extent it is necessarily dealt with (but not disposed of) for the purpose of procuring that it is so converted;

(c)                    if there is any Stockpiled Material not located on the Tenements, the Producer will obtain an acknowledgment from owner of the land on which the Stockpiled Material is located that the Stockpile Material is subject to the rights of RCF III under this deed; and

(d)                   material containing Minerals won or extracted from re-processed materials located on or sourced from the Tenements are subject to the Royalty.

8.2                  Expiry or other relinquishment

(a)                   If:

(1)                    any one or more of the Tenements is due to expire and the Producer is not going to apply for its renewal or for substitute mining tenements over the same area; or

(2)                    the Producer wishes to surrender any one or more of the Tenement in whole or in part,

then the Producer must give to RCF III not less than 60 days prior notice of the proposed expiry or surrender (whether compulsory or otherwise) together with particulars of the areas which the Producer does not wish to take up or surrender, and on request from RCF III must transfer the Tenement to RCFIII or its nominee free of encumbrances (other than the Royalty) for a consideration of $1.00. RCF III agrees that any future Royalty shall not be payable by the Producer after a Tenement is transferred to RCF III or its nominee under this clause, however, the Royalty is payable by the person who owns the Tenement so transferred.

(b)                   For the avoidance of doubt, the parties agree that if any area the subject of a Tenement is relinquished and subsequently reacquired by the Producer or any of its Related Corporation, the Royalty will be payable on the Product from that mining tenement or licence by the Producer, notwithstanding that the Producer is not the owner of that Tenement, on the same terms as this deed.

8.3                  Renewal

Save for Tenements notified to RCF III under clause 8.2(a), the Producer undertakes in a timely fashion to do whatever is necessary for procuring the renewal of the Tenements according to the laws and regulations in force in Western Australia prior to the date on which the tenement lapses or expires.

8.4                  Maintain tenements

The Producer must:

(a)                   pay on time all rates, taxes, rents, fees and assessments of every nature including rents and fees payable to the Crown in right of Western Australia which are levied on the Tenements;

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(b)                   comply with all provisions of the Mining Act 1978 (WA) and all other statutes, regulations, by-laws and orders affecting the Tenements or the holder, occupier, mortgagee or chargee of the Tenements (including all work and expenditure obligations applicable to the Tenements); and

(c)                    comply with all of the conditions and requirements relating to the Tenements; and

(d)                   otherwise do whatever may be required to keep the Tenements valid and in full force and effect and not do or permit to be done any act, matter or thing which may prejudice the Tenements or cause the Tenements to be forfeited,

(e)            save other than in order to comply with the requirements of the Mining Act 1978 (WA), the Producer is under no obligation to explore, develop or mine the Tenements and may determine the nature, timing and extent of mining operations (including any suspension or cessation).

8.5                  Refiner

The Producer covenants and agrees with RCF III that, with respect to Product that is to be sold to a Refiner, the Producer must:

(a)                   nominate a Refiner that has weights and assays acceptable to, in the case of Product which is Gold, the London Bullion Market Association and in all other cases, another similar body with the same standing within the applicable market for the relevant Product acceptable to RCF III;

(b)                   forward to the Refiner all Product produced or won from the Tenements; and

(c)                    not change the Refiner without the prior written approval of RCF III, such approval not to be unreasonably withheld.

8.6                  Smelter

The Producer covenants and agrees with RCF III that, with respect to the Smelter, the Producer must:

(a)                   nominate a Smelter that has weights and assays acceptable to, in the case of Product which is Gold, the London Bullion Market Association and in all other cases, another similar body with the same standing within the applicable market for the relevant Product acceptable to RCF III;

(b)                   forward to the Smelter all relevant Product produced or won from the Tenements; and

(c)                    not change the Smelter without the prior written approval of RCF III, such approval not to be unreasonably withheld.

8.7                  Records

The Producer covenants and agrees with RCF III that the Producer must maintain accurate and proper records of all mining operations carried out upon the Tenements and of all Product derived therefrom.

8.8                  Commingling

(a)                   The Producer may commingle ore and Minerals from the Tenements with ore and Minerals from other lands and properties but it must representatively measure and sample for moisture, metal and other appropriate content prior to commingling.

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(b)                   If concentrates are produced from the commingled ores by the Producer, the Producer shall also calculate from representative samples the average recovery percentage for all concentrates produced during the applicable Royalty Period.

(c)                    In obtaining representative samples, calculating the average grade of the ore and average recovery percentages, the Producer must consult with RCF III and apply the mining and metallurgical industry generally accepted procedures applicable to the type of mining and processing activity being conducted.

(d)                   Prior to any commingling, the Producer must notify RCF III of the proposed arrangements for commingling and obtain RCF III’s written consent to its proposed procedures for undertaking the commingling and calculating the Royalty in respect of the commingled ore or Minerals.

8.9                  Representations and warranties

(a)                   The Producer represents and warrants in favour of RCF III as follows:

(1)                    it is a corporation as that expression is defined in the Corporations Act having limited liability, registered (or taken to be registered) and validly existing under the Corporations Act;

(2)                    it has the corporate power to own its assets and to carry on its business as it is now being conducted;

(3)                    it has full power and authority to enter into this deed and to perform its obligations under it;

(4)                    it has taken all necessary action to authorise the execution, delivery and performance of this deed in accordance with its terms;

(5)                    this deed constitutes its legal, valid and binding obligations and are enforceable in accordance with their terms; and

(6)                    the execution, delivery and performance by it of this deed does not and will not violate any law, regulation, authorisation, ruling, consent, judgment, order or decree of a governmental agency, its constitution or other constituent documents, or an encumbrance or document which is binding on it or on its assets.

(b)                   Each of the representations and warranties in this clause survive the execution of this deed and continue for so long as is necessary to give effect to them.

(c)                    The representations and warranties in this clause are repeated on each day during the term of this deed with reference to the facts and circumstances then existing.

8.10           Indemnity

(a)                   The Producer agrees to indemnify and hold RCF III harmless from all Operating Expenses, and all other costs, expenses, liabilities and claims arising from ownership and operation of the Tenements, disposal of waste therefrom, reclamation of the Tenements, and the marketing and sale of Product therefrom, it being understood and agreed between the Producer and RCF III that the Royalty is a right to receive certain payments from the Producer based upon Product produced from the Tenemants and sold, but is not a right that imposes on RCF III any associated or other obligations, to the Producer or to any other person or entity, including Governmental Agencies, any obligation on RCF III to contribute

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to or otherwise pay any costs or expenses associated with or arising from such activities by the Producer.

(b)                   The indemnity contained in clause 8.10(a) is continuing for so long as the Royalty is payable.

9                            Registration

RCF III may register this deed, lodge caveats and any other Transaction Documents protecting its rights under this deed under the terms of the Mining Act 1978 (WA) against the Tenements.

10                     Metallurgical Expert

10.1           Appointment

RCF III may from time to time request the appointment of an independent and suitably qualified expert (who will act as an expert and not an arbitrator and whose decision will be final and binding on the parties) to fulfil the purposes set out in this clause 10.

10.2           Independent audit

RCF III may from time to time on 14 days notice procure the Metallurgical Expert to conduct an independent audit and review of the mining and metallurgical accounting conducted by the Producer in calculating the Product produced from the Tenements.

10.3           Methodology

In carrying out the audit the Metallurgical Expert must if it is not satisfied that the methodology of the mining and metallurgical accounting of the Producer is that of a reasonable miner, the Metallurgical Expert:

(a)                   will follow the a methodology and prepare calculations as reasonably determined by the Metallurgical Expert; and

(b)                   give notice to the Producer and RCF III not less than 7 days before the Metallurgical Expert provides its audit report.

10.4           Adjustments

If the Metallurgical Expert’s findings determine that the Royalty payments under this deed to RCF III are lower than the sums to which RCF III is entitled, the Producer must pay the amount of the discrepancy to RCF III within 5 Business Days.

10.5           Costs of Metallurgical Expert

If there is a discrepancy described in clause 10.4 that is in favour of RCF III, the Producer shall bear the costs of the Metallurgical Expert.

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11                     Assignment and Cessation Production

11.1           Assignment by RCF III

(a)                   RCF III may, at any time, without the consent of the Producer transfer by way of assignment (including, by way of security) or novation all or any of its rights, benefits and obligations hereunder to any person or persons.

(b)                   If RCF III transfers any of its rights, benefits and obligations hereunder pursuant to clause 11.1(a) all references in this Deed to RCF III shall thereafter be construed as a reference to RCF III and its transferee or transferees or, in the case of a transfer of all of its rights, benefits and obligations, to its transferee or transferees alone.

11.2           Sale of Tenements

The Producer must not transfer all or any of its right, title and interest in and to the Tenements unless and until either:

(a)                   the intending transferee has entered into a deed of covenant with RCF III (to be prepared by RCF Ill’s solicitors at the cost of the intending transferor) pursuant to which the intending transferee agrees to be bound by the provisions of this Deed as if it was an original party hereto in place of the transferor; or

(b)                   where the Producer wishes to be released from all its obligations under this Deed:

(1)                    RCF III is satisfied with the intended transferee’s ability to comply with the Producer’s obligation under this Deed;

(2)                    RCF III consents to the transfer to the intended transferee; and

(3)                    the intended transferee has entered into a deed of covenant in the manner contemplated by clause 11.2(a).

(c)                    If the Producer has not complied with this clause 11 in relation to a transfer, the Producer shall remain liable to RCF III with respect to the Royalty notwithstanding that the transfer has occurred and any such transfer shall be void and ineffective as between RCF III and the Producer.

For the purposes of this clause 11, to transfer means to sell, assign or otherwise dispose of in any manner whatsoever.

12                     Miscellaneous

12.1           Confidentiality

(a)                   Subject to clause 12.1(b), all information obtained in relation to the Royalty that is not generally known to or generally available to persons who are knowledgeable in the mining industry (or which is generally known or generally available only as a result of a breach of this clause) shall be kept confidential and shall not be disclosed by the parties.

(b)                   Disclosure of the information referred to in clause 12.1(a) may be made if the disclosure, subject to clause 12.1(c):

(1)                    is agreed to by the parties;

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(2)                    required by law or the Listing Rules of the Australian Stock Exchange Limited;

(3)                    is made to a bond fide purchaser of RCFIII’s rights under this deed or the Producer’s rights or title in or to the Tenement;

(4)                    any lender of either party;

(5)                    any potential or actual partner (whether general or limited) in RCFIII; or

(6)                    any joint venture partner of the Producer.

(c)                    In the case of disclosure to persons referred to in clauses 12.1(b)(3), 12.1(b)(4), 12.1 (b)(5) and 12.1(b)(6) (Recipient), the disclosing party must ensure that the Recipient complies with the terms of this clause.

12.2           Notices

All notices, requests, demands, waivers, consents, appointments or other communications in connection with or pursuant to this:

(a)      must be in legible writing and in English addressed as follows:

(1)                    if to the Producer:

Address:        Level 2, 16 Ord Street

West Perth, Western Australia 6005

Attention:      Company Secretary

Facsimile:     (618) 9476 5500

(2)                    if to RCF III:

Address:        1400 Sixteenth Street - Suite 200

Denver, Colorado, USA 80202

Attention:      General Partner

Facsimile:     (720) 946-1450,

or as specified to the sender by a party by notice;

(b)                   must be signed by an Officer or under the common seal of the sender;

(c)                    is regarded as being given by the sender and received by the addressee:

(1)                    if by delivery in person, when delivered to the addressee;

(2)                    if by post, 10 Business Days from and including the date of postage; or

(3)                    if by facsimile transmission, on receipt of a transmission report confirming successful transmission in its entirety,

but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee’s time) it is regarded as received at 9.00 am on the following Business Day; and

(d)                   can be relied on by the addressee and the addressee is not liable to another person for the consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

15

12.3           Governing Law and Jurisdiction

(a)                   This deed is governed by the laws of Western Australia.

(b)                   The Producer irrevocably and unconditionally:

(1)                    submits and accepts the non-exclusive jurisdiction of the courts of Western Australia; and

(2)                    waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

12.4           Successors and Assigns and Survival

This Deed shall be binding upon the permitted successors, transferees and assigns of the Producer and be binding on and inure to the benefit of RCF III and its successors, transferees and assigns.

12.5           Costs and Stamp Duty

The Producer shall pay all costs and expenses of and incidental to the negotiation, preparation, execution and stamping of this deed, and all stamp duty payable on this deed.

12.6           Amendment

(a)                   The provisions of this deed may only be amended, varied, supplemented or waived by a document signed by all of the parties. Any amendment, variation, supplement or waiver which is not contained in a document signed by all of the parties shall not be valid or enforceable.

(b)                   In the event this Deed has been transferred by the Producer and the Producer has been released from any further obligations hereunder, this Deed may be amended, varied, supplemented or waived, insofar as it pertains to the Tenements so transferred, by a document signed by the permitted successors, transferees and assigns of the Producer and by RCF III or its successors.

12.7           Further Assurance

From time to time and at all times hereafter upon the request of RCF III and at the cost of the Producer shall make, do and execute or cause to be made, done and executed all such acts, agreements, things, deeds, instruments, assurances and writings whatsoever as may be necessary, in the opinion of RCF III, to perfect, preserve or protect the rights of RCF III under this deed, as RCF III may direct.

12.8           Attorneys

Each of the attorneys executing this deed (if any) hereby respectively acknowledges that he has at the time of executing this deed no notice of the revocation of the power of attorney under the authority of which he executes this deed.

12.9           Counterparts

This deed may be executed in any number of counterparts and by different parties hereto on separate counterparts, each complete set of which, when executed by all parties shall be original but all such counterparts shall together constitute but one and the same instrument.

16

12.10       Consents and Approvals

In any case where pursuant to this deed the doing or execution of any act, matter or thing by the Producer is dependent on the consent or approval of RCF III and in any other case where the consent or approval of RCF III is required hereunder, such consent or approval shall not be unreasonably withheld.

12.11       Dispute Resolution

(a)                    If the parties are unable to resolve a dispute about the subject matter or terms of this deed after good faith negotiations, a party may, after 2 Business Days notice to the other, refer the matter to resolution by an independent expert.

(b)                    An independent expert shall be an appropriately qualified expert having no direct or personal interest in the outcome of the decision he or she is requested to make.

(c)                     The independent expert shall be appointed by agreement, or failing agreement after 2 Business Days notice by one party to the other, shall be appointed by the President for the time being of the President of the Law Society of Western Australia.

(d)                    The independent expert shall act as an expert and not as an arbitrator and his or her decision shall be final and binding on the parties, except in the case of manifest error.

(e)                     The costs and expenses of the independent expert shall be borne in such proportions as the independent expert may decide.

(f)                      The parties must provide such information as the independent expert reasonably requires in order to make a determination under this clause.

17

SCHEDULE - TENEMENTS

Part A

Existing St Barbara Tenements

Meekathara

Tenement Name	Tenement Number	Interest Subject to Royalty
Mining Lease	51/199	96/96ths
Application for Mining Lease	51/521	100/100ths
Prospecting Licence	51/1764	100/100ths
Prospecting Licence	51/1801	100/100ths
Prospecting Licence	51/1808	100/100ths
Prospecting Licence	51/1809	100/100ths
Prospecting Licence	51/1859	100/100ths
Prospecting Licence	51/1860	100/100ths
Prospecting Licence	51/1861	100/100ths
Prospecting Licence	51/1862	100/100ths
Prospecting Licence	51/1863	100/100ths
Prospecting Licence	51/1865	100/100ths
Prospecting Licence	51/1867	100/100ths
Prospecting Licence	51/1869	100/100ths
Prospecting Licence	51/1871	100/100ths
Prospecting Licence	51/1875	100/100ths
Prospecting Licence	51/1876	100/100ths
Prospecting Licence	51/1878	100/100ths
Prospecting Licence	51/1879	100/100ths
Prospecting Licence	51/1880	100/100ths
Prospecting Licence	51/1881	100/100ths
Prospecting Licence	51/1882	100/100ths
Prospecting Licence	51/1883	100/100ths
Prospecting Licence	51/1884	100/100ths
Prospecting Licence	51/1885	100/100ths
Prospecting Licence	51/1886	100/100ths
Prospecting Licence	51/1887	100/100ths
Prospecting Licence	51/1888	100/100ths
Prospecting Licence	51/1889	100/100ths
Prospecting Licence	51/1890	100/100ths
Prospecting Licence	51/1891	100/100ths
Prospecting Licence	51/1892	100/100ths
Prospecting Licence	51/1893	100/100ths

Tenement Name	Tenement Number	Interest Subject to Royalty
Prospecting Licence	51/1894	100/100ths
Mining Lease	51/504	100/100ths
Application for Mining Lease	51/654	100/100ths
Application for Mining Lease	51/688	100/100ths
Application for Mining Lease	51/653	100/100ths
Application for Mining Lease	51/667	100/100ths
Application for Mining Lease	51/668	100/100ths
Application for Mining Lease	51/669	100/100ths
Application for Mining Lease	51/670	100/100ths
Application for Mining Lease	51/671	100/100ths
Application for Mining Lease	51/672	100/100ths
Application for Mining Lease	51/673	100/100ths
Mining Lease	51/200	100/100ths
Mining Lease	51/437	100/100ths
Mining Lease	51/438	100/100ths
Mining Lease	51/439	100/100ths
Mining Lease	51/440	100/100ths
Exploration Licence	20/189	100/100ths
Exploration Licence	20/440	100/100ths
Exploration Licence	20/489	100/100ths
Application for Exploration Licence	20/538	100/100ths
Exploration Licence	37/637	100/100ths
Exploration Licence	51/348	100/100ths
Exploration Licence	51/615	100/100ths
Exploration Licence	51/814	100/100ths
Exploration Licence	51/830	100/100ths
Exploration Licence	51/885	100/100ths
Exploration Licence	51/908	100/100ths
Exploration Licence	51/913	100/100ths
Exploration Licence	51/917	100/100ths
Exploration Licence	51/960	100/100ths
Exploration Licence	51/970	100/100ths
Exploration Licence	51/971	100/100ths
General Purpose Licence	51/13	100/100ths
General Purpose Licence	51/14	100/100ths
General Purpose Licence	51/15	100/100ths

2

Tenement Name	Tenement Number	Interest Subject to Royalty
General Purpose Licence	51/17	100/100ths
General Purpose Licence	51/26	100/100ths
General Purpose Licence	51/9	96/96ths
Miscellaneous Licence	20/10	100/100ths
Miscellaneous Licence	20/17	100/100ths
Miscellaneous Licence	20/18	100/100ths
Miscellaneous Licence	20/35	96/96ths
Miscellaneous Licence	20/8	100/100ths
Miscellaneous Licence	51/18	100/100ths
Miscellaneous Licence	51/27	100/100ths
Miscellaneous Licence	51/28	100/100ths
Miscellaneous Licence	51/29	100/100ths
Miscellaneous Licence	51/30	100/100ths
Miscellaneous Licence	51/31	100/100ths
Miscellaneous Licence	51/32	100/100ths
Miscellaneous Licence	51/33	100/100ths
Miscellaneous Licence	51/34	100/100ths
Miscellaneous Licence	51/35	100/100ths
Miscellaneous Licence	51/41	100/100ths
Miscellaneous Licence	51/43	100/100ths
Miscellaneous Licence	51/51	100/100ths
Miscellaneous Licence	51/55	100/100ths
Miscellaneous Licence	51/56	100/100ths
Miscellaneous Licence	51/57	100/100ths
Miscellaneous Licence	51/58	100/100ths
Miscellaneous Licence	51/71	100/100ths
Miscellaneous Licence	51/72	100/100ths
Miscellaneous Licence	51/73	100/100ths
Miscellaneous Licence	51/77	100/100ths
Miscellaneous Licence	51/78	100/100ths
Miscellaneous Licence	51/79	100/100ths

3

Tenement Name	Tenement Number	Interest Subject to Royalty
Miscellaneous Licence	51/81	100/100ths
Miscellaneous Licence	51/82	100/100ths
Mining Lease	20/107	100/100ths
Mining Lease	20/12	96/96ths
Mining Lease	20/212	96/96ths
Mining Lease	20/214	96/96ths
Mining Lease	20/215	96/96ths
Mining Lease	20/219	96/96ths
Mining Lease	20/239	100/100ths
Mining Lease	20/240	100/100ths
Mining Lease	20/241	100/100ths
Mining Lease	20/242	100/100ths
Mining Lease	20/249	100/100ths
Mining Lease	20/303	96/96ths
Mining Lease	20/306	96/96ths
Mining Lease	20/308	96/96ths
Mining Lease	20/309	100/100ths
Mining Lease	20/437	100/100ths
Mining Lease	20/438	100/100ths
Mining Lease	20/443	100/100ths
Mining Lease	20/444	100/100ths
Mining Lease	20/445	100/100ths
Mining Lease	20/45	96/96ths
Mining Lease	20/47	100/100ths
Mining Lease	20/68	96/96ths
Mining Lease	20/69	96/96ths
Mining Lease	20/70	100/100ths
Mining Lease	20/71	100/100ths
Mining Lease	20/73	100/100ths
Mining Lease	20/77	96/96ths
Mining Lease	25/244	100/100ths

4

Tenement Name	Tenement Number	Interest Subject to Royalty
Mining Lease	26/663	100/100ths
Mining Lease	26/664	100/100ths
Mining Lease	26/693	100/100ths
Mining Lease	51/12	96/96ths
Mining Lease	51/132	100/100ths
Mining Lease	51/161	100/100ths
Mining Lease	51/180	100/100ths
Mining Lease	51/187	100/100ths
Mining Lease	51/19	96/96ths
Mining Lease	51/190	100/100ths
Mining Lease	51/203	96/96ths
Mining Lease	51/209	100/100ths
Mining Lease	51/211	100/100ths
Mining Lease	51/233	96/96ths
Mining Lease	51/235	100/100ths
Mining Lease	51/236	100/100ths
Mining Lease	51/237	100/100ths
Mining Lease	51/254	100/100ths
Mining Lease	51/256	100/100ths
Mining Lease	51/257	100/100ths
Mining Lease	51/270	100/100ths
Mining Lease	51/28	100/100ths
Mining Lease	51/280	100/100ths
Mining Lease	51/281	100/100ths
Mining Lease	51/31	96/96ths
Mining Lease	51/325	100/100ths
Mining Lease	51/33	96/96ths
Mining Lease	51/334	96/96ths
Mining Lease	51/35	100/100ths
Mining Lease	51/353	100/100ths
Mining Lease	51/368	100/100ths

5

Tenement Name	Tenement Number	Interest Subject to Royalty
Mining Lease	51/377	100/100ths
Mining Lease	51/381	100/100ths
Mining Lease	51/385	I00/100ths
Mining Lease	51/386	100/100ths
Mining Lease	51/390	100/100ths
Mining Lease	51/393	100/100ths
Mining Lease	51/40	96/96ths
Mining Lease	51/409	100/100ths
Mining Lease	51/418	100/100ths
Mining Lease	51/419	100/100ths
Mining Lease	51/422	100/100ths
Mining Lease	51/423	100/100ths
Mining Lease	51/424	100/100ths
Mining Lease	51/427	100/100ths
Mining Lease	51/433	100/100ths
Mining Lease	51/441	100/100ths
Mining Lease	51/445	100/100ths
Mining Lease	51/446	100/100ths
Mining Lease	51/447	96/96ths
Mining Lease	51/448	100/100ths
Mining Lease	51/449	100/100ths
Mining Lease	51/450	100/100ths
Mining Lease	51/451	100/100ths
Mining Lease	51/454	100/100ths
Mining Lease	51/455	100/100ths
Mining Lease	51/456	100/100ths
Mining Lease	51/459	100/100ths
Mining Lease	51/462	96/96ths
Mining Lease	51/463	96/96ths
Mining Lease	51/465	100/100ths
Mining Lease	51/468	100/100ths

6

Tenement Name	Tenement Number	Interest Subject to Royalty
Mining Lease	51/469	100/100ths
Mining Lease	51/471	100/100ths
Mining Lease	51/472	96/96ths
Mining Lease	51/475	100/100ths
Mining Lease	51/476	100/100ths
Mining Lease	51/477	100/100ths
Mining Lease	51/482	96/96ths
Mining Lease	51/485	100/100ths
Mining Lease	51/486	96/96ths
Mining Lease	51/487	100/100ths
Mining Lease	51/488	100/100ths
Mining Lease	51/489	100/100ths
Mining Lease	51/490	100/100ths
Mining Lease	51/491	100/100ths
Mining Lease	51/492	100/100ths
Mining Lease	51/493	100/100ths
Mining Lease	51/494	100/100ths
Mining Lease	51/495	100/100ths
Mining Lease	51/496	96/96ths
Mining Lease	51/500	100/100ths
Mining Lease	51/501	100/100ths
Mining Lease	51/502	100/100ths
Mining Lease	51/503	100/100ths
Mining Lease	51/505	100/100ths
Mining Lease	51/51	96/96ths
Mining Lease	51/516	100/100ths
Mining Lease	51/523	96/96ths
Mining Lease	51/524	96/96ths
Mining Lease	51/525	100/100ths
Mining Lease	51/526	100/100ths
Mining Lease	51/527	100/100ths

7

Tenement Name	Tenement Number	Interest Subject to Royalty
Mining Lease	51/528	100/100ths
Mining Lease	51/53	96/96ths
Mining Lease	51/530	100/100ths
Mining Lease	51/531	100/100ths
Mining Lease	51/532	100/100ths
Mining Lease	51/533	100/100ths
Mining Lease	51/534	100/100ths
Mining Lease	51/539	100/100ths
Mining Lease	51/550	100/100ths
Mining Lease	51/552	100/100ths
Mining Lease	51/560	100/100ths
Mining Lease	51/562	100/100ths
Mining Lease	51/563	100/100ths
Mining Lease	51/564	100/100ths
Mining Lease	51/565	100/100ths
Mining Lease	51/568	100/100ths
Mining Lease	51/569	100/100ths
Mining Lease	51/570	100/100ths
Mining Lease	51/571	100/100ths
Mining Lease	51/574	100/100ths
Mining Lease	51/575	100/100ths
Mining Lease	51/576	100/100ths
Mining Lease	51/579	100/100ths
Mining Lease	51/581	100/100ths
Mining Lease	51/582	100/100ths
Mining Lease	51/586	100/100ths
Mining Lease	51/587	100/100ths
Mining Lease	51/588	100/100ths
Mining Lease	51/6	96/96ths
Mining Lease	51/613	100/100ths
Mining Lease	51/62	96/96ths

8

Tenement Name	Tenement Number	Interest Subject to Royalty
Mining Lease	51/628	100/100ths
Mining Lease	51/630	100/100ths
Mining Lease	51/631	100/100ths
Mining Lease	51/632	100/100ths
Mining Lease	51/637	100/100ths
Mining Lease	51/638	100/100ths
Mining Lease	51/639	100/100ths
Mining Lease	51/640	100/100ths
Mining Lease	51/642	100/100ths
Mining Lease	51/643	100/100ths
Mining Lease	51/644	100/100ths
Mining Lease	51/645	100/100ths
Mining Lease	51/649	100/100ths
Mining Lease	51/650	100/100ths
Mining Lease	51/666	100/100ths
Mining Lease	51/674	100/100ths
Mining Lease	51/676	100/100ths
Mining Lease	51/678	100/100ths
Mining Lease	51/679	100/100ths
Mining Lease	51/680	100/100ths
Mining Lease	51/718	100/100ths
Mining Lease	51/730	100/100ths
Mining Lease	51/731	100/100ths
Mining Lease	51/732	100/100ths
Mining Lease	51/737	100/100ths
Mining Lease	51/738	100/100ths
Mining Lease	51/740	100/100ths
Mining Lease	51/741	100/100ths
Mining Lease	51/75	96/96ths
Mining Lease	51/757	100/100ths
Mining Lease	51/758	100/100ths

9

Tenement Name	Tenement Number	Interest Subject to Royalty
Mining Lease	51/762	100/100ths
Mining Lease	51/778	100/100ths
Mining Lease	51/781	100/100ths
Mining Lease	51/782	100/100ths
Mining Lease	51/783	100/100ths
Mining Lease	51/784	100/100ths
Mining Lease	51/788	100/100ths
Mining Lease	51/789	100/100ths
Mining Lease	51/79	100/100ths
Mining Lease	51/793	100/100ths
Mining Lease	51/794	100/100ths
Mining Lease	51/795	100/100ths
Mining Lease	51/796	100/100ths
Mining Lease	51/797	100/100ths
Mining Lease	51/798	100/100ths
Mining Lease	51/799	100/100ths
Mining Lease	51/800	100/100ths
Mining Lease	51/801	100/100ths
Mining Lease	51/802	100/100ths
Mining Lease	51/803	100/100ths
Mining Lease	51/805	100/100ths
Mining Lease	51/806	100/100ths
Mining Lease	51/807	100/100ths
Mining Lease	51/809	100/100ths
Mining Lease	51/810	100/100ths
Mining Lease	51/811	100/100ths
Mining Lease	51/820	100/100ths
Application for Mining Lease	51/822	100/100ths
Application for Mining Lease	51/823	100/100ths
Application for Mining Lease	51/824	100/100ths
Application for Mining Lease	51/825	100/100ths

10

Tenement Name	Tenement Number	Interest Subject to Royalty
Application for Mining Lease	51/830	100/100ths
Mining Lease	51/91	100/100ths
Mining Lease	51/92	96/96ths
Mining Lease	51/96	96/96ths
Mining Lease	52/27	100/100ths
Prospecting Licence	20/1486	100/100ths
Prospecting Licence	20/1487	100/100ths
Prospecting Licence	20/1791	100/100ths
Prospecting Licence	20/1808	100/100ths
Prospecting Licence	20/1863	100/100ths
Prospecting Licence	26/2980	100/100ths
Prospecting Licence	26/2981	100/100ths
Prospecting Licence	26/2982	100/100ths
Prospecting Licence	26/2983	100/100ths
Prospecting Licence	51/1441	100/100ths
Prospecting Licence	51/1581	96/96ths
Prospecting Licence	51/1582	96/96ths
Prospecting Licence	51/1583	96/96ths
Prospecting Licence	51/1605	100/100ths
Prospecting Licence	51/1606	100/100ths
Prospecting Licence	51/1607	100/100ths
Prospecting Licence	51/1628	96/96ths
Prospecting Licence	51/1637	96/96ths
Prospecting Licence	51/1638	96/96ths
Prospecting Licence	51/1639	96/96ths
Prospecting Licence	51/1640	96/96ths
Prospecting Licence	51/1641	96/96ths
Prospecting Licence	51/1642	96/96ths
Prospecting Licence	51/1646	96/96ths
Prospecting Licence	51/1647	96/96ths
Prospecting Licence	51/1648	96/96ths

11

Tenement Name	Tenement Number	Interest Subject to Royalty
Prospecting Licence	51/1649	96/96ths
Prospecting Licence	51/1650	96/96ths
Prospecting Licence	51/1656	96/96ths
Prospecting Licence	51/1657	96/96ths
Prospecting Licence	51/1658	96/96ths
Prospecting Licence	51/1683	100/100ths
Prospecting Licence	51/1723	100/100ths
Prospecting Licence	51/1732	100/100ths
Prospecting Licence	51/1733	100/100ths
Prospecting Licence	51/1746	100/100ths
Prospecting Licence	51/1747	100/100ths
Prospecting Licence	51/1750	100/100ths
Prospecting Licence	51/1755	100/100ths
Prospecting Licence	51/1760	100/100ths
Prospecting Licence	51/1775	100/100ths
Prospecting Licence	51/1776	100/100ths
Prospecting Licence	51/1777	100/100ths
Prospecting Licence	51/1788	96/96ths
Prospecting Licence	51/1789	96/96ths
Prospecting Licence	51/1818	96/96ths
Prospecting Licence	51/1820	100/100ths
Prospecting Licence	51/1822	96/96ths
Prospecting Licence	51/1823	96/96ths
Prospecting Licence	51/1824	96/96ths
Prospecting Licence	51/1825	96/96ths
Prospecting Licence	51/1903	100/100ths
Prospecting Licence	51/1904	100/100ths
Prospecting Licence	51/1908	100/100ths
Prospecting Licence	51/1909	100/100ths
Prospecting Licence	51/1910	100/100ths
Prospecting Licence	51/1913	100/100ths

12

Tenement Name	Tenement Number	Interest Subject to Royalty
Prospecting Licence	51/1914	100/100ths
Prospecting Licence	51/1915	100/100ths
Prospecting Licence	51/1916	100/100ths
Prospecting Licence	51/1917	100/100ths
Prospecting Licence	51/1918	100/100ths
Prospecting Licence	51/1920	100/100ths
Prospecting Licence	51/1921	100/100ths
Prospecting Licence	51/1925	100/100ths
Prospecting Licence	51/1984	100/100ths
Prospecting Licence	51/1985	100/100ths
Prospecting Licence	51/1986	100/100ths
Prospecting Licence	51/1987	100/100ths
Prospecting Licence	51/1990	96/96ths
Prospecting Licence	51/1991	100/100ths
Prospecting Licence	51/1992	100/100ths
Prospecting Licence	51/2024	96/96ths
Prospecting Licence	51/2037	100/100ths
Prospecting Licence	51/2038	100/100ths
Prospecting Licence	51/2039	100/100ths
Prospecting Licence	51/2040	100/100ths
Prospecting Licence	51/2056	100/100ths
Prospecting Licence	51/2057	100/100ths
Prospecting Licence	51/2058	100/100ths
Prospecting Licence	51/2059	100/100ths
Prospecting Licence	51/2061	100/100ths
Prospecting Licence	51/2062	100/100ths
Prospecting Licence	51/2185	100/100ths
Prospecting Licence	51/2186	100/100ths
Prospecting Licence	51/2187	100/100ths
Prospecting Licence	51/2188	100/100ths
Prospecting Licence	51/2189	100/100ths

13

Tenement Name	Tenement Number	Interest Subject to Royalty
Prospecting Licence	51/2321	100/100ths
Prospecting Licence	51/2323	100/100ths
Prospecting Licence	51/2324	100/100ths
Prospecting Licence	51/2326	100/100ths
Prospecting Licence	51/2327	100/100ths
Miscellaneous Licence	51/67	100/100ths
Prospecting Licence	51/1836	100/100ths

14

Tenement Name	Tenement Number	Interest Subject to Royalty
Application for Mining Lease	51/567	100/100ths
Exploration Licence	51/1043	100/100ths
Application for Mining Lease	51/573	100/100ths
Mining Lease	51/39	96/96ths
Application for Mining Lease	51/849	100/100ths
Application for Mining Lease	51/557	100/100ths
Exploration Licence	51/1035	49/100ths
Application for Prospecting Licence	26/3269	100/100ths
Application for Prospecting Licence	26/3268	100/100ths
Application for Mining Lease	26/793	100/100ths
Application for Mining Lease	26/794	100/100ths
Application for Mining Lease	20/347	100/100ths
Application for Exploration Licence	38/1754	100/100ths
Application for Exploration Licence	38/1755	100/100ths
Application for Exploration Licence	38/1756	100/100ths
Application for Mining Lease	51/542	100/100ths
Application for Exploration Licence	45/2731	100/100ths
Application for Exploration Licence	45/2732	100/100ths
Application for Mining Lease	20/476	100/100ths
Application for Mining Lease	20/477	100/100ths
Application for Mining Lease	20/496	100/100ths
Application for Exploration Licence	69/2044	100/100ths
Application for Exploration Licence	69/2045	100/100ths
Application for Exploration Licence	69/2040	100/100ths
Application for Exploration Licence	69/2041	100/100ths
Application for Exploration Licence	69/2042	100/100ths
Application for Exploration Licence	69/2043	100/100ths
Application for Exploration Licence	69/2055	100/100ths
Application for Exploration Licence	69/2056	100/100ths
Application for Exploration Licence	69/2057	100/100ths
Application for Exploration	45/2699	100/100ths

15

Tenement Name	Tenement Number	Interest Subject to Royalty
Licence
Application for Exploration Licence	45/2700	100/100ths
Application for Exploration Licence	45/2701	100/100ths
Application for Exploration Licence	45/2702	100/100ths
Application for Exploration Licence	45/2703	100/100ths
Application for Exploration Licence	45/2704	100/100ths
Application for Exploration Licence	45/2705	100/100ths
Application for Mining Lease	51/561	100/100ths
Mining Lease	20/342	100/100ths
Application for Mining Lease	51/834	100/100ths

PART B

SGW Tenements

Region	Tenement
LAVERTON	E31/0552
LAVERTON	E31/0585
LAVERTON	M39/0165
LAVERTON	M39/0166
LAVERTON	M39/0230
LAVERTON	E39/0325
LAVERTON	E39/0423
LAVERTON	E39/0475
LAVERTON	E39/0827
LAVERTON	E39/0833
LAVERTON	M39/0447
LAVERTON	M39/0448
LAVERTON	M39/0449
LAVERTON	M39/0542
LAVERTON	M39/0711
LAVERTON	M39/0712
LAVERTON	M39/0713
LAVERTON	M39/0773
LAVERTON	M39/0822
LAVERTON	M39/0834
LAVERTON	M39/0835
LAVERTON	M39/0836
LAVERTON	M39/0118
LAVERTON	M39/0119
LAVERTON	M39/0120
LAVERTON	M39/0232

16

Region	Tenement
LAVERTON	E28/0605
LAVERTON	E28/0606
LAVERTON	E28/0841
LAVERTON	E28/0856
LAVERTON	E28/0857
LAVERTON	E28/1062
LAVERTON	E28/1063
LAVERTON	E28/1064
LAVERTON	E28/1065
LAVERTON	E28/1070
LAVERTON	E28/1071
LAVERTON	E31/0345
LAVERTON	E31/0351
LAVERTON	E31/0365
LAVERTON	L27/0069
LAVERTON	L27/0070
LAVERTON	L27/0071
LAVERTON	L28/0023
LAVERTON	L28/0024
LAVERTON	L28/0025
LAVERTON	L28/0026
LAVERTON	L28/0027
LAVERTON	L28/0028
LAVERTON	L28/0029
LAVERTON	L28/0030
LAVERTON	L28/0031
LAVERTON	L28/0032
LAVERTON	L31/0037
LAVERTON	L31/0038
LAVERTON	L31/0040
LAVERTON	M28/0145
LAVERTON	M28/0146
LAVERTON	M28/0166
LAVERTON	M28/0167
LAVERTON	M28/0168
LAVERTON	M28/0173
LAVERTON	M28/0174
LAVERTON	M28/0266
LAVERTON	M28/0267
LAVERTON	M28/0269
LAVERTON	M31/0219
LAVERTON	M31/0220
LAVERTON	M31/0276
LAVERTON	M31/0295
LAVERTON	M31/0311
LAVERTON	P28/0930
LAVERTON	P28/0931
LAVERTON	P28/0932
LAVERTON	P28/0933
LAVERTON	P28/0934
LAVERTON	P28/0935
LAVERTON	P28/0936
LAVERTON	P28/0937
LAVERTON	P28/0938
LAVERTON	P28/0939
LAVERTON	P31/1482
LAVERTON	P31/1541
LAVERTON	P31/1542
LAVERTON	P31/1545
LAVERTON	E28/0828
LAVERTON	E28/0829
LAVERTON	E31/0115
LAVERTON	E31/0268
LAVERTON	E31/0567
LAVERTON	E31/0568
LAVERTON	E31/0569

Region	Tenement
LAVERTON	M31/0207
LAVERTON	M31/0225
LAVERTON	M31/0239
LAVERTON	M31/0240
LAVERTON	M31/0241
LAVERTON	M31/0242
LAVERTON	M31/0253
LAVERTON	M31/0254
LAVERTON	M31/0255
LAVERTON	M31/0256
LAVERTON	M31/0257
LAVERTON	M31/0258
LAVERTON	P31/1444
LAVERTON	P31/1450
LAVERTON	E31/0388
LAVERTON	E31/0390
LAVERTON	E31/0391
LAVERTON	E31/0393
LAVERTON	E31/0395
LAVERTON	E31/0662
LAVERTON	P31/1699
LAVERTON	P31/1700
LAVERTON	M38/0635
LAVERTON	M38/0636
LAVERTON	M38/0815
LAVERTON	M39/0597
LAVERTON	M39/0598
LAVERTON	E28/0604
LAVERTON	E28/0826
LAVERTON	E28/1232
LAVERTON	E39/0573
LAVERTON	E39/0935
LAVERTON	E39/0344
LAVERTON	E39/0702
LAVERTON	L38/0072
LAVERTON	L39/0098
LAVERTON	L39/0099
LAVERTON	L39/0105
LAVERTON	L39/0107
LAVERTON	L39/0108
LAVERTON	L39/0110
LAVERTON	L39/0112
LAVERTON	L39/0114
LAVERTON	L39/0118
LAVERTON	M39/0411
LAVERTON	M39/0412
LAVERTON	M39/0413
LAVERTON	M39/0606
LAVERTON	M39/0607
LAVERTON	M39/0608
LAVERTON	M39/0609
LAVERTON	M39/0610
LAVERTON	M39/0611
LAVERTON	M39/0901
LAVERTON	E28/1352
LAVERTON	E39/0328
LAVERTON	M39/0599
LAVERTON	M39/0600
LAVERTON	M39/0721
LAVERTON	M39/0722
LAVERTON	E31/0113
LAVERTON	E31/0621
LAVERTON	M31/0030
LAVERTON	M31/0157
LAVERTON	M31/0177
LAVERTON	M31/0185

Region	Tenement
LAVERTON	M31/0186
LAVERTON	M31/0191
LAVERTON	M31/0245
LAVERTON	M31/0246
LAVERTON	M31/0251
LAVERTON	M31/0259
LAVERTON	M31/0380
LAVERTON	M31/0381
LAVERTON	P31/1417
LAVERTON	P31/1424
LAVERTON	P31/1425
LAVERTON	P31/1431
LAVERTON	P31/1432
LAVERTON	P31/1475
LAVERTON	E39/0845
LAVERTON	E39/0315
LAVERTON	E39/0350
LAVERTON	E39/0371
LAVERTON	E39/0657
LAVERTON	E39/0740
LAVERTON	E39/0919
LAVERTON	L31/0041
LAVERTON	L39/0127
LAVERTON	L39/0128
LAVERTON	L39/0130
LAVERTON	L39/0131
LAVERTON	L39/0132
LAVERTON	L39/0133
LAVERTON	L39/0134
LAVERTON	L39/0135
LAVERTON	M39/0307
LAVERTON	M39/0308
LAVERTON	M39/0309
LAVERTON	M39/0355
LAVERTON	M39/0356
LAVERTON	M39/0472
LAVERTON	M39/0587
LAVERTON	M39/0588
LAVERTON	M39/0589
LAVERTON	M39/0590
LAVERTON	M39/0591
LAVERTON	M39/0638
LAVERTON	M39/0639
LAVERTON	M39/0640
LAVERTON	M39/0739
LAVERTON	M39/0740
LAVERTON	M39/0741
LAVERTON	M39/0841
LAVERTON	M39/0842
LAVERTON	M39/0843
LAVERTON	M39/0454
LAVERTON	M39/0455
LAVERTON	M39/0652
LAVERTON	E39/0173
LAVERTON	M39/0470
LAVERTON	M39/0471
LAVERTON	E28/0553
LAVERTON	M28/0232
LAVERTON	M28/0233
LAVERTON	M28/0234
LAVERTON	M28/0241
LAVERTON	M28/0242
LAVERTON	M31/0301
LAVERTON	E31/0101
LAVERTON	E31/0107
LAVERTON	E31/0150

Region	Tenement
LAVERTON	E31/0152
LAVERTON	E31/0153
LAVERTON	E31/0620
LAVERTON	M31/0156
LAVERTON	M31/0208
LAVERTON	M31/0209
LAVERTON	M31/0210
LAVERTON	M31/0212
LAVERTON	M31/0213
LAVERTON	M31/0273
LAVERTON	M31/0274
LAVERTON	M31/0275
LAVERTON	M31/0285
LAVERTON	M31/0286
LAVERTON	M31/0287
LAVERTON	M31/0288
LAVERTON	M31/0290
LAVERTON	M31/0291
LAVERTON	M31/0292
LAVERTON	M31/0293
LAVERTON	P31/1677
LAVERTON	E31/0635
LAVERTON	E39/0409
LAVERTON	E39/0887
LAVERTON	E39/0888
LAVERTON	E38/1678
LAVERTON	E39/0463
LAVERTON	E39/0632
LAVERTON	P38/3083
LAVERTON	E31/0631
LAVERTON	M28/0243
LAVERTON	P28/0911
LAVERTON	P28/0912
LAVERTON	P28/0913
LAVERTON	P28/0914
LAVERTON	L31/0001
LAVERTON	L31/0002
LAVERTON	L31/0003
LAVERTON	L31/0004
LAVERTON	L31/0005
LAVERTON	L31/0006
LAVERTON	L31/0007
LAVERTON	L31/0008
LAVERTON	L31/0009
LAVERTON	L31/0010
LAVERTON	L31/0011
LAVERTON	L31/0012
LAVERTON	L31/0013
LAVERTON	L31/0014
LAVERTON	L31/0015
LAVERTON	L31/0016
LAVERTON	L31/0017
LAVERTON	L31/0018
LAVERTON	L31/0019
LAVERTON	L31/0020
LAVERTON	L31/0021
LAVERTON	L31/0022
LAVERTON	L31/0023
LAVERTON	L31/0024
LAVERTON	L31/0025
LAVERTON	M31/0003
LAVERTON	M31/0004
LAVERTON	M31/0005
LAVERTON	M31/0006
LAVERTON	M31/0076
LAVERTON	M31/0145

Region	Tenement
LAVERTON	M31/0180
LAVERTON	M31/0181
LAVERTON	M31/0190
LAVERTON	M31/0250
LAVERTON	P31/1435
LAVERTON	P31/1476
LAVERTON	E31/0586
LAVERTON	E39/0327
LAVERTON	M39/0630
LAVERTON	M39/0631
LAVERTON	M39/0632
LAVERTON	M39/0633
LAVERTON	M39/0634
LAVERTON	M39/0907
LAVERTON	M39/0908
LAVERTON	P39/3939
LAVERTON	E39/0378
LAVERTON	M39/0601
LAVERTON	M39/0602
LAVERTON	M39/0603
LAVERTON	E31/0573
LAVERTON	M31/0140
LAVERTON	M31/0184
LAVERTON	M31/0206
LAVERTON	M31/0223
LAVERTON	M31/0224
LAVERTON	P31/1446
LAVERTON	P31/1447
LAVERTON	E31/0465
LAVERTON	E31/0479
LAVERTON	E31/0524
LAVERTON	E31/0618
LAVERTON	E39/0884
LAVERTON	E28/0892
LAVERTON	E39/0897
LAVERTON	L39/0034
LAVERTON	L39/0048
LAVERTON	L39/0049
LAVERTON	L39/0050
LAVERTON	L39/0051
LAVERTON	L39/0052
LAVERTON	L39/0053
LAVERTON	M39/0084
LAVERTON	M39/0274
LAVERTON	M39/0406
LAVERTON	M39/0407
LAVERTON	M39/0408
LAVERTON	M39/0409
LAVERTON	M39/0410
LAVERTON	M39/0839
LAVERTON	M39/0840
LAVERTON	P39/2595
LAVERTON	P39/2596
LAVERTON	P39/2605
LEONORA	E37/0415
LEONORA	E37/0557
LEONORA	E37/0558
LEONORA	E37/0669
LEONORA	E37/0680
LEONORA	E37/0789
LEONORA	M37/0338
LEONORA	M37/0398
LEONORA	M37/0399
LEONORA	M37/0400
LEONORA	M37/0458
LEONORA	M37/1128

Region	Tenement
LEONORA	M37/1171
LEONORA	P37/3868
LEONORA	E37/0236
LEONORA	E37/0281
LEONORA	M37/0479
LEONORA	M37/0641
LEONORA	M37/0683
LEONORA	M37/0684
LEONORA	M37/0879
LEONORA	M37/0880
LEONORA	M37/0904
LEONORA	M37/0945
LEONORA	M37/0946
LEONORA	M37/1035
LEONORA	M37/1040
LEONORA	M37/1041
LEONORA	M37/1042
LEONORA	M37/1151
LEONORA	P37/4988
LEONORA	E37/0703
LEONORA	E37/0705
LEONORA	L37/0041
LEONORA	M37/0350
LEONORA	M37/0627
LEONORA	M37/0628
LEONORA	P37/4327
LEONORA	P37/4328
LEONORA	P37/4329
LEONORA	P37/4370
LEONORA	M37/0570
LEONORA	M37/0571
LEONORA	M37/0572
LEONORA	M37/0573
LEONORA	M37/0574
LEONORA	M37/1050
LEONORA	M37/1051
LEONORA	M37/1081
LEONORA	M37/1165
LEONORA	P37/4235
LEONORA	P37/4237
LEONORA	P37/6146
LEONORA	P37/6147
LEONORA	P37/6216
LEONORA	P37/6217
LEONORA	M40/0166
LEONORA	M37/0252
LEONORA	E40/0183
LEONORA	M37/0326
LEONORA	M37/0559
LEONORA	P37/4058
LEONORA	P37/4080
LEONORA	L37/0033
LEONORA	L37/0034
LEONORA	L37/0035
LEONORA	L37/0036
LEONORA	L37/0056
LEONORA	L37/0058
LEONORA	L37/0066
LEONORA	L37/0089
LEONORA	M37/0017
LEONORA	M37/0137
LEONORA	M37/0170
LEONORA	M37/0200
LEONORA	M37/0247
LEONORA	M37/0333
LEONORA	M37/0391

Region	Tenement
LEONORA	M37/0689
LEONORA	M37/0690
LEONORA	M37/0903
LEONORA	M37/1026
LEONORA	M37/1027
LEONORA	P37/4555
LEONORA	P37/4987
LEONORA	P37/4996
LEONORA	P37/5286
LEONORA	P37/5310
LEONORA	G37/0006
LEONORA	G37/0008
LEONORA	G37/0009
LEONORA	G37/0010
LEONORA	G37/0011
LEONORA	G37/0012
LEONORA	G37/0013
LEONORA	G37/0014
LEONORA	G37/0015
LEONORA	G37/0016
LEONORA	G37/0017
LEONORA	G37/0018
LEONORA	L37/0043
LEONORA	L37/0044
LEONORA	L37/0080
LEONORA	L37/0123
LEONORA	L37/0124
LEONORA	M37/0251
LEONORA	M37/0622
LEONORA	M37/1150
LEONORA	P37/4098
LEONORA	M37/0451
LEONORA	M37/0586
LEONORA	M37/0587
LEONORA	L37/0074
LEONORA	L37/0076
LEONORA	M37/0058
LEONORA	M37/0046
LEONORA	M37/0219
LEONORA	M37/0484
LEONORA	M37/0564
LEONORA	M37/0902
LEONORA	M37/1016
LEONORA	P37/3805
LEONORA	P37/5747
LEONORA	G40/0003
LEONORA	M40/0022
LEONORA	M40/0026
LEONORA	M40/0027
LEONORA	M40/0036
LEONORA	M40/0037
LEONORA	M40/0038
LEONORA	M40/0056
LEONORA	M40/0138
LEONORA	M37/0547
LEONORA	M37/0548
LEONORA	M37/1105
LEONORA	M37/0025
LEONORA	M37/1030
LEONORA	E37/0200
LEONORA	E37/0412
LEONORA	M37/0403
LEONORA	M37/0404
LEONORA	M37/0405
LEONORA	M37/0461
LEONORA	M37/0462

Region	Tenement
LEONORA	M37/0732
LEONORA	M37/0733
LEONORA	M37/0734
LEONORA	M37/0997
LEONORA	M37/1130
LEONORA	M37/0603
LEONORA	M40/0177
LEONORA	E37/0251
LEONORA	E37/0411
LEONORA	E37/0496
LEONORA	E37/0667
LEONORA	L37/0126
LEONORA	M37/0382
LEONORA	M37/0480
LEONORA	M37/0488
LEONORA	M37/0506
LEONORA	M37/0511
LEONORA	M37/0513
LEONORA	M37/0514
LEONORA	M37/0633
LEONORA	M37/0638
LEONORA	M37/0639
LEONORA	M37/0640
LEONORA	M37/0853
LEONORA	M37/1043
LEONORA	M37/1044
LEONORA	M37/1083
LEONORA	M37/1094
LEONORA	M37/1129
LEONORA	M37/1200
LEONORA	P37/3870
LEONORA	P37/3871
LEONORA	P37/3872
LEONORA	P37/3873
LEONORA	P37/3917
LEONORA	P37/3918
LEONORA	P37/3919
LEONORA	P37/3920
LEONORA	P37/4336
LEONORA	P37/4375
LEONORA	P37/4408
LEONORA	P37/4804
LEONORA	P37/4805
LEONORA	P37/6029
LEONORA	P37/6087
LEONORA	M37/0610
LEONORA	P37/4260
LEONORA	E37/0269
LEONORA	M37/0788
LEONORA	M37/0544
LEONORA	M37/1185
LEONORA	E37/0235
LEONORA	E37/0345
LEONORA	E37/0679
LEONORA	E37/0681
LEONORA	E37/0682
LEONORA	M37/0459
LEONORA	M37/0460
LEONORA	M37/0551
LEONORA	M37/0598
LEONORA	M37/0599
LEONORA	M37/0600
LEONORA	M37/0601
LEONORA	M37/0602
LEONORA	M37/0694
LEONORA	M37/0695

Region	Tenement
LEONORA	M37/0696
LEONORA	M37/0907
LEONORA	M37/0975
LEONORA	M37/0976
LEONORA	M37/0977
LEONORA	M37/1008
LEONORA	M37/1009
LEONORA	P37/3995
LEONORA	P37/4294
LEONORA	P37/4295
LEONORA	P37/5114
LEONORA	P37/5115
LEONORA	P37/5116
LEONORA	M37/0158
LEONORA	M37/0159
LEONORA	M37/0549
LEONORA	P37/6564
LEONORA	M40/0129
LEONORA	L37/0079
LEONORA	M37/0172
LEONORA	M37/0204
LEONORA	M37/0565
LEONORA	M37/0763
LEONORA	M37/0021
LEONORA	M37/0179
LEONORA	M37/0407
LEONORA	M37/0416
LEONORA	M37/0496
LEONORA	M37/0529
LEONORA	M37/0889
LEONORA	M37/0890
LEONORA	M37/0891
LEONORA	M37/0905
LEONORA	M37/0985
LEONORA	M37/0454
LEONORA	M37/0849
LEONORA	P37/3650
LEONORA	P37/3651
LEONORA	P37/3652
LEONORA	P37/4853
LEONORA	P37/4854
LEONORA	E37/0284
LEONORA	E37/0670
LEONORA	M37/0478
LEONORA	M37/0773
LEONORA	M37/0854
LEONORA	M37/0855
LEONORA	M37/0856
LEONORA	M37/0906
LEONORA	M37/0978
LEONORA	M37/0979
LEONORA	M37/0980
LEONORA	M37/1064
LEONORA	M37/1065
LEONORA	P37/6260
LEONORA	P37/6286
LEONORA	P37/6324
LEONORA	M37/0485
LEONORA	M37/0531
LEONORA	M37/0532
LEONORA	E37/0573
LEONORA	M37/0163
LEONORA	M37/0164
LEONORA	M37/0212
LEONORA	M37/0605
LEONORA	M37/0629

Region	Tenement
LEONORA	M37/0874
LEONORA	M37/0928
LEONORA	M37/0955
LEONORA	M37/0986
LEONORA	M37/0987
LEONORA	M37/1017
LEONORA	M37/0626
LEONORA	M37/1177
LEONORA	M40/0167
LEONORA	P40/0956
LEONORA	P40/0957
LEONORA	P40/0958
LEONORA	L37/0068
LEONORA	L37/0078
LEONORA	L37/0081
LEONORA	L37/0083
LEONORA	L37/0119
LEONORA	L37/0120
LEONORA	M37/0067
LEONORA	M37/0076
LEONORA	M37/0090
LEONORA	M37/0201
LEONORA	M37/0222
LEONORA	M37/0248
LEONORA	M37/0330
LEONORA	M37/0394
LEONORA	M37/0410
LEONORA	M37/0429
LEONORA	M37/0449
LEONORA	M37/0457
LEONORA	M37/0530
LEONORA	M37/0541
LEONORA	P37/3955
LEONORA	P37/3979
LEONORA	P37/3980
LEONORA	G37/0021
LEONORA	L37/0023
LEONORA	L37/0024
LEONORA	L37/0028
LEONORA	L37/0029
LEONORA	L37/0030
LEONORA	L37/0050
LEONORA	L37/0051
LEONORA	L37/0070
LEONORA	M37/0055
LEONORA	M37/0165
LEONORA	M37/0588
LEONORA	E40/0180
LEONORA	M37/1095
LEONORA	M37/1096
LEONORA	M37/0621
LEONORA	P37/4296
LEONORA	E37/0671
LEONORA	E37/0677
LEONORA	M36/0412
LEONORA	M37/0438
LEONORA	M37/0439
LEONORA	M37/0440
LEONORA	M37/0495
LEONORA	M37/0929
LEONORA	P36/1246
LEONORA	P36/1247
LEONORA	P36/1248
LEONORA	P37/6459
LEONORA	E36/0306
LEONORA	M36/0582

Region	Tenement
LEONORA	M37/0437
LEONORA	M37/0493
LEONORA	M37/0494
LEONORA	M37/0998
LEONORA	M37/0489
LEONORA	M37/0512
OTHER	PL2-139
OTHER	ML 10227
OTHER	COW (AWAKMAS)
OTHER	RL 103
OTHER	E30/0080
OTHER	M30/0160
OTHER	M30/0161
OTHER	M30/0162
OTHER	M30/0163
OTHER	M30/0164
OTHER	M30/0165
OTHER	M30/0166
OTHER	M30/0167
OTHER	M30/0168
OTHER	M30/0169
OTHER	M30/0170
OTHER	M30/0171
OTHER	M30/0172
OTHER	Ml5/0724
OTHER	M15/0726
OTHER	M46/0115
OTHER	M46/0165
OTHER	MIN 4619
OTHER	MIN 4787
OTHER	MIN 5248
OTHER	ML 1552
OTHER	M27/0041
OTHER	M27/0072
OTHER	M27/0114
OTHER	E58/0286
OTHER	E59/0201
OTHER	E59/0278
OTHER	E59/0539
OTHER	E59/1104
OTHER	E59/1145
OTHER	E59/1148
OTHER	M59/0232
OTHER	M59/0233
OTHER	M59/0234
OTHER	M59/0261
OTHER	M59/0367
OTHER	M59/0410
OTHER	M59/0411
OTHER	M59/0443
OTHER	M59/0444
OTHER	M59/0445
OTHER	M59/0446
OTHER	M59/0447
OTHER	M59/0448
OTHER	M59/0449
OTHER	M59/0467
OTHER	M59/0468
OTHER	M59/0469
OTHER	M59/0501
OTHER	M59/0548
OTHER	M20/0419
OTHER	G59/0011
OTHER	G59/0012
OTHER	G59/0013

Region	Tenement
OTHER	G59/0014
OTHER	G59/0015
OTHER	G59/0016
OTHER	G59/0017
OTHER	G59/0018
OTHER	L59/0012
OTHER	L59/0013
OTHER	L59/0014
OTHER	L59/0016
OTHER	L59/0021
OTHER	L59/0045
OTHER	L59/0046
OTHER	L59/0053
OTHER	M59/0011
OTHER	M59/0013
OTHER	M59/0014
OTHER	M59/0015
OTHER	M59/0016
OTHER	M59/0017
OTHER	M59/0166
OTHER	M59/0217
OTHER	M59/0304
OTHER	M59/0305
OTHER	M59/0308
OTHER	M59/0309
OTHER	M59/0328
OTHER	M59/0402
OTHER	M59/0403
OTHER	M59/0404
OTHER	EL 22156
OTHER	M24/0551
OTHER	M63/0247
OTHER	M63/0373
OTHER	M63/0374
OTHER	M63/0375
OTHER	M63/0376
OTHER	M63/0377
OTHER	P63/0752
OTHER	P63/0753
OTHER	P63/0754
OTHER	P63/0798
OTHER	P63/0799
OTHER	P63/0800
OTHER	P63/0801
OTHER	E63/0355
OTHER	M15/0651
OTHER	M15/0710
OTHER	M15/1110
OTHER	M15/1111
OTHER	M15/1148
OTHER	M15/1177
OTHER	M15/1178
OTHER	M15/1179
OTHER	M15/1390
OTHER	M63/0230
OTHER	M63/0255
OTHER	M63/0269
OTHER	M63/0279
OTHER	M63/0303
OTHER	M63/0364
OTHER	M63/0398
OTHER	M63/0399
OTHER	M63/0400
OTHER	M63/0401
OTHER	M63/0402
OTHER	M63/0403

Region	Tenement
OTHER	M63/0404
OTHER	M63/0405
OTHER	P15/4044
OTHER	P15/4045
OTHER	P63/0683
OTHER	P63/0684
OTHER	P63/0685
OTHER	P63/0743
OTHER	P63/0744
OTHER	P63/0745
OTHER	P63/0746
OTHER	P63/0747
OTHER	P63/0868
OTHER	M21/0074
OTHER	EL 10405
OTHER	EL 9887
OTHER	EL 9888
OTHER	EL 9889
OTHER	ML 23216
OTHER	MLC 176
OTHER	MLC 177
OTHER	M20/0108
OTHER	M20/0239
OTHER	M20/0240
OTHER	M20/0241
OTHER	M20/0242
OTHER	M24/0380
OTHER	M24/0400
OTHER	M24/0429
OTHER	M47/0443
OTHER	EPM 9080
OTHER	EPM 9081
OTHER	EPM 9252
OTHER	EPM 9981
OTHER	M57/0010
SOUTHERN CROSS	M77/0977
SOUTHERN CROSS	M77/1055
SOUTHERN CROSS	M77/0198
SOUTHERN CROSS	E77/0516
SOUTHERN CROSS	E77/0965
SOUTHERN CROSS	E77/0988
SOUTHERN CROSS	E77/0990
SOUTHERN CROSS	E77/0991
SOUTHERN CROSS	E77/1069
SOUTHERN CROSS	P77/3300
SOUTHERN CROSS	P77/3350
SOUTHERN CROSS	P77/3351
SOUTHERN CROSS	M77/0639
SOUTHERN CROSS	M77/0640
SOUTHERN CROSS	M77/0660
SOUTHERN CROSS	M77/0697
SOUTHERN CROSS	M77/1054
SOUTHERN CROSS	E77/1200
SOUTHERN CROSS	G77/0015
SOUTHERN CROSS	G77/0025
SOUTHERN CROSS	G77/0032
SOUTHERN CROSS	G77/0033
SOUTHERN CROSS	G77/0034
SOUTHERN CROSS	G77/0036
SOUTHERN CROSS	G77/0079
SOUTHERN CROSS	G77/0080
SOUTHERN CROSS	G77/0081
SOUTHERN CROSS	L77/0047
SOUTHERN CROSS	L77/0052
SOUTHERN CROSS	L77/0053
SOUTHERN CROSS	L77/0054

Region	Tenement
SOUTHERN CROSS	L77/0055
SOUTHERN CROSS	L77/0056
SOUTHERN CROSS	L77/0057
SOUTHERN CROSS	L77/0071
SOUTHERN CROSS	L77/0072
SOUTHERN CROSS	L77/0129
SOUTHERN CROSS	L77/0132
SOUTHERN CROSS	L77/0154
SOUTHERN CROSS	L77/0155
SOUTHERN CROSS	L77/0156
SOUTHERN CROSS	L77/0157
SOUTHERN CROSS	L77/0158
SOUTHERN CROSS	L77/0159
SOUTHERN CROSS	L77/0160
SOUTHERN CROSS	M77/0046
SOUTHERN CROSS	M77/0105
SOUTHERN CROSS	M77/0299
SOUTHERN CROSS	M77/0301
SOUTHERN CROSS	M77/0355
SOUTHERN CROSS	M77/0356
SOUTHERN CROSS	M77/0572
SOUTHERN CROSS	M77/1026
SOUTHERN CROSS	M77/0138
SOUTHERN CROSS	M77/0655
SOUTHERN CROSS	M77/0671
SOUTHERN CROSS	M77/0745
SOUTHERN CROSS	M77/0746
SOUTHERN CROSS	M77/0747
SOUTHERN CROSS	M77/0765
SOUTHERN CROSS	M77/0766
SOUTHERN CROSS	M77/1052
SOUTHERN CROSS	E77/0773
SOUTHERN CROSS	M77/0089
SOUTHERN CROSS	M77/0565
SOUTHERN CROSS	M77/0763
SOUTHERN CROSS	M77/1018
SOUTHERN CROSS	M77/0657
SOUTHERN CROSS	M77/0561
SOUTHERN CROSS	M77/0562
SOUTHERN CROSS	E77/0697
SOUTHERN CROSS	M77/1078
SOUTHERN CROSS	M77/0480
SOUTHERN CROSS	L77/0044
SOUTHERN CROSS	M77/0534
SOUTHERN CROSS	M77/0551
SOUTHERN CROSS	M77/0352
SOUTHERN CROSS	M77/0811
SOUTHERN CROSS	M77/0969
SOUTHERN CROSS	E77/0351
SOUTHERN CROSS	M77/0807
SOUTHERN CROSS	M77/0239
SOUTHERN CROSS	E77/1013
SOUTHERN CROSS	M77/0160
SOUTHERN CROSS	M77/0265
SOUTHERN CROSS	M77/0266
SOUTHERN CROSS	M77/0376
SOUTHERN CROSS	E77/0485
SOUTHERN CROSS	E77/0733
SOUTHERN CROSS	M77/1058
SOUTHERN CROSS	M77/1059
SOUTHERN CROSS	M77/1060
SOUTHERN CROSS	M77/1062
SOUTHERN CROSS	M77/1082
SOUTHERN CROSS	E74/0167
SOUTHERN CROSS	E77/0072
SOUTHERN CROSS	E77/0476

Region	Tenement
SOUTHERN CROSS	E77/0477
SOUTHERN CROSS	E77/0478
SOUTHERN CROSS	E77/0494
SOUTHERN CROSS	G77/0037
SOUTHERN CROSS	G77/0038
SOUTHERN CROSS	G77/0045
SOUTHERN CROSS	G77/0047
SOUTHERN CROSS	G77/0048
SOUTHERN CROSS	G77/0049
SOUTHERN CROSS	G77/0050
SOUTHERN CROSS	G77/0068
SOUTHERN CROSS	G77/0070
SOUTHERN CROSS	G77/0071
SOUTHERN CROSS	G77/0072
SOUTHERN CROSS	G77/0073
SOUTHERN CROSS	L74/0011
SOUTHERN CROSS	L74/0012
SOUTHERN CROSS	L74/0025
SOUTHERN CROSS	L77/0059
SOUTHERN CROSS	L77/0085
SOUTHERN CROSS	L77/0096
SOUTHERN CROSS	L77/0104
SOUTHERN CROSS	L77/0107
SOUTHERN CROSS	L77/0141
SOUTHERN CROSS	L77/0170
SOUTHERN CROSS	L77/0174
SOUTHERN CROSS	L77/0175
SOUTHERN CROSS	L77/0176
SOUTHERN CROSS	L77/0182
SOUTHERN CROSS	M74/0111
SOUTHERN CROSS	M74/0112
SOUTHERN CROSS	M74/0113
SOUTHERN CROSS	M74/0166
SOUTHERN CROSS	M77/0324
SOUTHERN CROSS	M77/0545
SOUTHERN CROSS	M77/0691
SOUTHERN CROSS	M77/0692
SOUTHERN CROSS	M77/0693
SOUTHERN CROSS	M77/0694
SOUTHERN CROSS	M77/0761
SOUTHERN CROSS	M77/0812
SOUTHERN CROSS	M77/0878
SOUTHERN CROSS	M77/0879
SOUTHERN CROSS	M77/0880
SOUTHERN CROSS	M77/0881
SOUTHERN CROSS	M77/0882
SOUTHERN CROSS	M77/0883
SOUTHERN CROSS	M77/0884
SOUTHERN CROSS	M77/0890
SOUTHERN CROSS	M77/0891
SOUTHERN CROSS	M77/0892
SOUTHERN CROSS	M77/0896
SOUTHERN CROSS	M77/0949
SOUTHERN CROSS	M77/0950
SOUTHERN CROSS	M77/0951
SOUTHERN CROSS	M77/0952
SOUTHERN CROSS	M77/0966
SOUTHERN CROSS	M77/1069
SOUTHERN CROSS	M77/1091
SOUTHERN CROSS	P77/2803
SOUTHERN CROSS	P77/2804
SOUTHERN CROSS	E77/0805
SOUTHERN CROSS	L77/0117
SOUTHERN CROSS	M77/0066
SOUTHERN CROSS	M77/0109
SOUTHERN CROSS	M77/0593

Region	Tenement
SOUTHERN CROSS	M77/1002
SOUTHERN CROSS	M77/0770
SOUTHERN CROSS	M77/0408
SOUTHERN CROSS	M77/0564
SOUTHERN CROSS	M77/0797
SOUTHERN CROSS	M77/0798
SOUTHERN CROSS	M77/0801
SOUTHERN CROSS	M77/0868
SOUTHERN CROSS	P77/2917
SOUTHERN CROSS	P77/2918
SOUTHERN CROSS	P77/2919
SOUTHERN CROSS	M77/0090
SOUTHERN CROSS	M77/0777
SOUTHERN CROSS	M77/0805
SOUTHERN CROSS	M77/0835
SOUTHERN CROSS	M77/0836
SOUTHERN CROSS	M77/0112
SOUTHERN CROSS	M77/0598
SOUTHERN CROSS	E77/0543
SOUTHERN CROSS	M77/1073
SOUTHERN CROSS	M77/1074
SOUTHERN CROSS	M77/1075
SOUTHERN CROSS	M77/0217
SOUTHERN CROSS	M77/0221
SOUTHERN CROSS	M77/0225
SOUTHERN CROSS	M77/0250
SOUTHERN CROSS	M77/0251
SOUTHERN CROSS	M77/0733
SOUTHERN CROSS	M77/0734
SOUTHERN CROSS	M77/1009
SOUTHERN CROSS	M77/1063
SOUTHERN CROSS	P77/3211
SOUTHERN CROSS	M77/0423
SOUTHERN CROSS	M77/0817
SOUTHERN CROSS	P77/3000
SOUTHERN CROSS	G77/0001
SOUTHERN CROSS	G77/0002
SOUTHERN CROSS	G77/0003
SOUTHERN CROSS	L77/0007
SOUTHERN CROSS	L77/0019
SOUTHERN CROSS	L77/0020
SOUTHERN CROSS	L77/0021
SOUTHERN CROSS	L77/0023
SOUTHERN CROSS	L77/0027
SOUTHERN CROSS	L77/0031
SOUTHERN CROSS	L77/0041
SOUTHERN CROSS	L77/0042
SOUTHERN CROSS	L77/0049
SOUTHERN CROSS	L77/0051
SOUTHERN CROSS	L77/0064
SOUTHERN CROSS	L77/0065
SOUTHERN CROSS	L77/0066
SOUTHERN CROSS	L77/0069
SOUTHERN CROSS	L77/0087
SOUTHERN CROSS	L77/0089
SOUTHERN CROSS	L77/0115
SOUTHERN CROSS	L77/0137
SOUTHERN CROSS	L77/0140
SOUTHERN CROSS	M77/0007
SOUTHERN CROSS	M77/0008
SOUTHERN CROSS	M77/0010
SOUTHERN CROSS	M77/0026
SOUTHERN CROSS	M77/0113
SOUTHERN CROSS	M77/0114
SOUTHERN CROSS	M77/0638
SOUTHERN CROSS	M77/1036

Region	Tenement
SOUTHERN CROSS	M77/0555
SOUTHERN CROSS	M77/0668
SOUTHERN CROSS	M77/0554
SOUTHERN CROSS	M77/0796
SOUTHERN CROSS	M77/0803
SOUTHERN CROSS	M77/1083
SOUTHERN CROSS	M77/1084
SOUTHERN CROSS	M77/0821
SOUTHERN CROSS	P77/2968
SOUTHERN CROSS	P77/2969
SOUTHERN CROSS	M77/0768
SOUTHERN CROSS	M77/0717
SOUTHERN CROSS	P77/2664
SOUTHERN CROSS	M77/0764
SOUTHERN CROSS	M77/0957
SOUTHERN CROSS	M77/0958
SOUTHERN CROSS	M77/0964
SOUTHERN CROSS	M77/0965
SOUTHERN CROSS	M77/0477
SOUTHERN CROSS	M77/0478
SOUTHERN CROSS	M77/0522
SOUTHERN CROSS	M77/0523
SOUTHERN CROSS	E74/0285
SOUTHERN CROSS	E77/0998
SOUTHERN CROSS	E77/0999
SOUTHERN CROSS	E77/1002
SOUTHERN CROSS	E77/1003
SOUTHERN CROSS	E77/1008
SOUTHERN CROSS	E77/1009
SOUTHERN CROSS	E77/1014
SOUTHERN CROSS	E77/1050
SOUTHERN CROSS	E77/1060
SOUTHERN CROSS	E77/1061
SOUTHERN CROSS	E77/1086
SOUTHERN CROSS	E77/1136
SOUTHERN CROSS	E77/1137
SOUTHERN CROSS	E77/1138
SOUTHERN CROSS	E77/1139
SOUTHERN CROSS	P77/3357
SOUTHERN CROSS	G77/0005
SOUTHERN CROSS	G77/0006
SOUTHERN CROSS	G77/0007
SOUTHERN CROSS	G77/0008
SOUTHERN CROSS	G77/0009
SOUTHERN CROSS	G77/0010
SOUTHERN CROSS	G77/0011
SOUTHERN CROSS	G77/0012
SOUTHERN CROSS	G77/0013
SOUTHERN CROSS	L77/0006
SOUTHERN CROSS	L77/0045
SOUTHERN CROSS	L77/0112
SOUTHERN CROSS	L77/0162
SOUTHERN CROSS	M77/0031
SOUTHERN CROSS	M77/0510
SOUTHERN CROSS	M77/0775
SOUTHERN CROSS	M77/0788
SOUTHERN CROSS	M77/0193
SOUTHERN CROSS	M77/0197
SOUTHERN CROSS	M77/0224
SOUTHERN CROSS	M77/0347
SOUTHERN CROSS	M77/0631
SOUTHERN CROSS	M77/1017
SOUTHERN CROSS	E77/0486
SOUTHERN CROSS	M77/0906
SOUTHERN CROSS	M77/0907
SOUTHERN CROSS	M77/0953

Region	Tenement
SOUTHERN CROSS	M77/0954
SOUTHERN CROSS	M77/0741
SOUTHERN CROSS	M77/0742
SOUTHERN CROSS	M77/0786
SOUTHERN CROSS	M77/0787
SOUTHERN CROSS	M77/0984
SOUTHERN CROSS	P77/2737
SOUTHERN CROSS	P77/2738
SOUTHERN CROSS	P77/2739
SOUTHERN CROSS	P77/2740
SOUTHERN CROSS	P77/2741
SOUTHERN CROSS	P77/2751
SOUTHERN CROSS	P77/2752
SOUTHERN CROSS	P77/2753
SOUTHERN CROSS	P77/2875
SOUTHERN CROSS	P77/2876
SOUTHERN CROSS	P77/2877
SOUTHERN CROSS	P77/2908
SOUTHERN CROSS	P77/2909
SOUTHERN CROSS	E77/1090
SOUTHERN CROSS	E77/1101
SOUTHERN CROSS	M77/0736
SOUTHERN CROSS	M77/0762
SOUTHERN CROSS	M77/0820
SOUTHERN CROSS	M77/1022
SOUTHERN CROSS	M77/1027
SOUTHERN CROSS	M77/1028
SOUTHERN CROSS	P77/2762
SOUTHERN CROSS	P77/2977
SOUTHERN CROSS	P77/3234
SOUTHERN CROSS	P77/3252
SOUTHERN CROSS	P77/3253
SOUTHERN CROSS	P77/3358
SOUTHERN CROSS	E77/0435
SOUTHERN CROSS	M77/0679
SOUTHERN CROSS	M77/0795
SOUTHERN CROSS	L77/0033
SOUTHERN CROSS	E77/0714
SOUTHERN CROSS	G77/0042
SOUTHERN CROSS	L77/0088
SOUTHERN CROSS	M77/0175
SOUTHERN CROSS	M77/0402
SOUTHERN CROSS	M77/0497
SOUTHERN CROSS	M77/0552
SOUTHERN CROSS	M77/1016
SOUTHERN CROSS	M77/1031
SOUTHERN CROSS	M77/1032
SOUTHERN CROSS	E77/0568
SOUTHERN CROSS	L77/0081
SOUTHERN CROSS	M77/0633
SOUTHERN CROSS	M77/0715
SOUTHERN CROSS	M77/0831
SOUTHERN CROSS	M77/0832
SOUTHERN CROSS	M77/0922
SOUTHERN CROSS	M77/0923
SOUTHERN CROSS	P77/2657
SOUTHERN CROSS	P77/3016
SOUTHERN CROSS	P77/3017
SOUTHERN CROSS	P77/3065
SOUTHERN CROSS	P77/3093
SOUTHERN CROSS	M77/0790
SOUTHERN CROSS	M77/0791
SOUTHERN CROSS	M77/0792
SOUTHERN CROSS	M77/0793
SOUTHERN CROSS	M77/0794
SOUTHERN CROSS	M77/1056

Region	Tenement
SOUTHERN CROSS	M77/0613
SOUTHERN CROSS	M77/0721
SOUTHERN CROSS	M77/0722
SOUTHERN CROSS	M77/0975
SOUTHERN CROSS	M77/0976
SOUTHERN CROSS	P77/3048
SOUTHERN CROSS	M77/0538
SOUTHERN CROSS	M77/0834
SOUTHERN CROSS	M77/0945
SOUTHERN CROSS	E77/0462
SOUTHERN CROSS	M77/0255
SOUTHERN CROSS	M77/0442
SOUTHERN CROSS	M77/0481
SOUTHERN CROSS	M77/0535
SOUTHERN CROSS	M77/0782
SOUTHERN CROSS	M77/0815
SOUTHERN CROSS	M77/1049
SOUTHERN CROSS	P77/2953
SOUTHERN CROSS	P77/2954
SOUTHERN CROSS	L77/0167
SOUTHERN CROSS	L77/0168
SOUTHERN CROSS	L77/0173
SOUTHERN CROSS	M77/0702
SOUTHERN CROSS	M77/0052
SOUTHERN CROSS	M77/0893
SOUTHERN CROSS	L77/0105
SOUTHERN CROSS	L77/0106
SOUTHERN CROSS	L77/0125
SOUTHERN CROSS	L77/0126
SOUTHERN CROSS	L77/0127
SOUTHERN CROSS	L77/0128
SOUTHERN CROSS	M77/0525
SOUTHERN CROSS	M77/0771
SOUTHERN CROSS	M77/1051
SOUTHERN CROSS	M77/0904
SOUTHERN CROSS	M77/0905
SOUTHERN CROSS	M77/0778
SOUTHERN CROSS	P77/2863
SOUTHERN CROSS	L77/0113
SOUTHERN CROSS	L77/0114
SOUTHERN CROSS	M77/0086
SOUTHERN CROSS	M77/0133
SOUTHERN CROSS	M77/0159
SOUTHERN CROSS	M77/0186
SOUTHERN CROSS	M77/0380
SOUTHERN CROSS	M77/0424
SOUTHERN CROSS	M77/0956
SOUTHERN CROSS	M77/0072
SOUTHERN CROSS	E77/0509
SOUTHERN CROSS	M77/0913
SOUTHERN CROSS	M77/0914
SOUTHERN CROSS	M77/0567
SOUTHERN CROSS	M77/0137
SOUTHERN CROSS	M77/0432
SOUTHERN CROSS	M77/0498
SOUTHERN CROSS	M77/0602
SOUTHERN CROSS	M77/0818
SOUTHERN CROSS	M77/0819
SOUTHERN CROSS	P77/2970
SOUTHERN CROSS	P77/2971
SOUTHERN CROSS	G77/0074
SOUTHERN CROSS	G77/0075
SOUTHERN CROSS	L77/0091
SOUTHERN CROSS	L77/0116
SOUTHERN CROSS	L77/0145
SOUTHERN CROSS	M77/0431

Region	Tenement
SOUTHERN CROSS	M77/0597

SUPPLEMENTAL
DEED – ROYALTY
DEED

St Barbara Mines Limited

and

Resource Capital Fund III L.P.

1/103 Colin Street West perth 6005 Tel: 08 9327 0800 Fax: 08 9327 0888 Ref: mgh/1959

SUPPLEMENTAL DEED

made on 20 May 2005 between:

1.    St Barbara Mines Limited ABN 36 009 165 066

of Level 2

16 Ord Street

West Perth WA 6005

(Producer)

2.    Resource Capital Fund III L.P.

of Suite 200
1400 Sixteenth Street Denver, Colorado United States of America (RCF III)	ABN 66 012 878 629 WESTERN AUSTRALIA STAMP DUTY DEE 24/05/05 10:44 002397759-001 FEE $ **************0 SD $ *****20.00 PEN $*******.00

Introduction

A        The parties wish to supplement and amend the Royalty Deed on the terms set out in this deed.

1          Definitions and interpretation

1.1      Definitions

In this deed, unless the contrary intention appears:

(a)       Royalty Deed means the royalty deed dated 29 March 2005 between the Producer and RCF III;

(b)      Borrower Charge means the deed of charge dated 29 March 2005 by the Producer in favour of RCFIII; and

(c)       words and expressions appearing in this deed which are defined in the Royalty Deed have the same meaning in this deed as in the Royalty Deed.

1.2      Interpretation

In this deed, the principles of construction in clause 1.2 of the Royalty Deed are repeated and apply to this deed as if set out in full.

1.3      Supplemental Deed

This deed is supplemental to the Royalty Deed.

2          Amendment to Royalty Deed

The Parties covenant and agree that the Royalty Deed is amended as follows:

(a)       by insertion of a new clause 3.4 as follows:

2

“3.4     Bounty Nickel JV and Outokumpu JV Tenements

In relation to the tenements listed in Part C of the schedule, RCFIII acknowledges that the Royalty is only payable to the extent of the Producer’s interest in those tenements”; and

(b)       by insertion of the following tenements in the list of tenements contained in Part A of the schedule to the Royalty Deed at the end of that list:

Tenement Name	Tenement Number	Interest Subject to Royalty
Mining Lease	51/572	100/100ths
Mining Lease	51/27	96/96ths
Mining Lease	51/566	100/100ths
Mining Lease	51/656	100/100ths
Mining Lease	51/657	100/100ths
Mining Lease	51/658	100/100ths
Mining Lease	51/320	100/100ths
Mining Lease	51/819	100/100ths
Mining Lease	51/321	100/100ths
Mining Lease	51/675	100/100ths
Mining Lease	51/746	100/100ths
Mining Lease	51/374	100/100ths
Mining Lease	51/484	100/100ths
Mining Lease	51/483	100/100ths
Mining Lease	51/72	96/96ths
Exploration Licence	51/259	100/100ths
Mining Lease	20/420	100/100ths
Mining Lease	20/421	100/100ths

(c)       by deletion of the tenements listed in Part B of the schedule to the Royalty Deed (“SGW Tenements”) and replacing that list with the list contained in schedule 1 to this deed; and

(d)       by insertion of the list of tenement contained in schedule 2 of this deed as a new Part C to the schedule to the Royalty Deed.

3          General

3.1      Ratification

The Producer and RCF III ratify and confirm the Royalty Deed (as amended and supplemented by this deed) and each of the other Transaction Documents.

3.2      Acknowledgments and Covenants

(a)       The Producer acknowledges and agrees with RCF III that:

(1)       RCF III has entered into this deed at its request and for its benefit;

3

(2)       this deed will not abrogate, prejudice, discharge, limit or affect in any way the Producer’s duties, obligations and liabilities under the Royalty Deed (as amended and supplemented by this deed) or any of the other Transaction Documents; and

(3)       this deed is a Transaction Document.

(b)      The Producer reaffirms and repeats all the representations and warranties set out in clause 8.9 of the Royalty Deed (as amended and supplemented by this deed) and the representations and warranties in each other Transaction Document.

(c)       The Producer acknowledges and agrees with RCF III that the obligations of the Producer under the Transaction Documents are and continue to be secured by the Borrower Charge and the Mining Mortgage (as defined in the Borrower Charge) and without limitation, all moneys owing by the Producer under the Royalty Deed (as amended and supplemented by this deed) and each of the other Transaction Documents comprise part of the Secured Money (as defined in the Borrower Charge).

3.3      Governing Law

This deed is governed by and construed in accordance with the laws of the Western Australia and the applicable laws of the Commonwealth of Australia in force from time to time.

3.4      Counterparts

This deed may be executed in any number of counterparts and different parties hereto on separate counterparts, each complete set of which, when so executed by all parties, shall be original but all such counterparts shall together constitute but one and the same instrument.

3.5      Attorneys

Each of the attorneys executing this deed respectively acknowledges that he has at the time of executing this deed no notice of the revocation of the power of attorney under the authority of which he executes this deed.

3.6      Costs and Stamp Duty

The Producer must pay all:

(a)       costs and disbursements incurred in connection with the negotiation, preparation, execution and completion of this deed and all counterparts of this deed; and

(b)      all stamp duty payable on or in respect of this deed.

4

SCHEDULE 1

“PART B

SGW Tenements

Project	Tenement
SOUTHERN CROSS	M77/0352
SOUTHERN CROSS	M77/0811
SOUTHERN CROSS	M77/0969
SOUTHERN CROSS	E77/0805
SOUTHERN CROSS	L77/0117
SOUTHERN CROSS	M77/0066
SOUTHERN CROSS	M77/0109
SOUTHERN CROSS	M77/0593
SOUTHERN CROSS	M77/1002
SOUTHERN CROSS	G77/0001
SOUTHERN CROSS	G77/0002
SOUTHERN CROSS	G77/0003
SOUTHERN CROSS	L77/0007
SOUTHERN CROSS	L77/0019
SOUTHERN CROSS	L77/0020
SOUTHERN CROSS	L77/0021
SOUTHERN CROSS	L77/0023
SOUTHERN CROSS	L77/0027
SOUTHERN CROSS	L77/0031
SOUTHERN CROSS	L77/0041
SOUTHERN CROSS	L77/0042
SOUTHERN CROSS	L77/0049
SOUTHERN CROSS	L77/0051
SOUTHERN CROSS	L77/0064
SOUTHERN CROSS	L77/0065
SOUTHERN CROSS	L77/0066
SOUTHERN CROSS	L77/0069
SOUTHERN CROSS	L77/0087
SOUTHERN CROSS	L77/0089
SOUTHERN CROSS	L77/0115
SOUTHERN CROSS	L77/0137
SOUTHERN CROSS	L77/0140
SOUTHERN CROSS	M77/0007
SOUTHERN CROSS	M77/0008
SOUTHERN CROSS	M77/0010
SOUTHERN CROSS	M77/0026
SOUTHERN CROSS	M77/0113
SOUTHERN CROSS	M77/0114
SOUTHERN CROSS	M77/0638
SOUTHERN CROSS	M77/1036
SOUTHERN CROSS	M77/0137
SOUTHERN CROSS	M77/0432
SOUTHERN CROSS	M77/0498
SOUTHERN CROSS	M77/0602
SOUTHERN CROSS	M77/0818
SOUTHERN CROSS	M77/0819
SOUTHERN CROSS	P77/2970
SOUTHERN CROSS	P77/2971
SOUTHERN CROSS	G77/0074
SOUTHERN CROSS	G77/0075
SOUTHERN CROSS	L77/0091
SOUTHERN CROSS	L77/0116
SOUTHERN CROSS	L77/0145
SOUTHERN CROSS	M77/0431
SOUTHERN CROSS	M77/0597
SOUTHERN CROSS	M77/0977
SOUTHERN CROSS	M77/1055
SOUTHERN CROSS	M77/0198
SOUTHERN CROSS	E77/0516
SOUTHERN CROSS	E77/0965
SOUTHERN CROSS	E77/0988
SOUTHERN CROSS	E77/0990
SOUTHERN CROSS	E77/0991
SOUTHERN CROSS	E77/1069
SOUTHERN CROSS	P77/3300
SOUTHERN CROSS	P77/3350
SOUTHERN CROSS	P77/3351
SOUTHERN CROSS	M77/0639
SOUTHERN CROSS	M77/0640
SOUTHERN CROSS	M77/0660
SOUTHERN CROSS	M77/0697
SOUTHERN CROSS	M77/1054
SOUTHERN CROSS	E74/0121
SOUTHERN CROSS	E77/0085
SOUTHERN CROSS	E77/0272
SOUTHERN CROSS	E77/0372
SOUTHERN CROSS	E77/0413
SOUTHERN CROSS	E77/0479
SOUTHERN CROSS	E77/0546
SOUTHERN CROSS	E77/0635
SOUTHERN CROSS	E77/0636
SOUTHERN CROSS	E77/0806
SOUTHERN CROSS	M74/0098
SOUTHERN CROSS	M74/0100

5

Project	Tenement
SOUTHERN CROSS	M74/0101
SOUTHERN CROSS	M74/0109
SOUTHERN CROSS	M77/0326
SOUTHERN CROSS	M77/0467
SOUTHERN CROSS	M77/0468
SOUTHERN CROSS	M77/0493
SOUTHERN CROSS	M77/0544
SOUTHERN CROSS	M77/0696
SOUTHERN CROSS	M77/0698
SOUTHERN CROSS	M77/0699
SOUTHERN CROSS	M77/0700
SOUTHERN CROSS	M77/0701
SOUTHERN CROSS	M77/0703
SOUTHERN CROSS	M77/0704
SOUTHERN CROSS	M77/0705
SOUTHERN CROSS	M77/0719
SOUTHERN CROSS	M77/0720
SOUTHERN CROSS	M77/0874
SOUTHERN CROSS	M77/0885
SOUTHERN CROSS	M77/0895
SOUTHERN CROSS	M77/0925
SOUTHERN CROSS	M77/0986
SOUTHERN CROSS	M77/1019
SOUTHERN CROSS	M77/1020
SOUTHERN CROSS	M77/1021
SOUTHERN CROSS	M77/1041
SOUTHERN CROSS	M77/1061
SOUTHERN CROSS	M77/1076
SOUTHERN CROSS	M77/1086
SOUTHERN CROSS	P77/2610
SOUTHERN CROSS	P77/2640
SOUTHERN CROSS	P77/2653
SOUTHERN CROSS	P77/2654
SOUTHERN CROSS	P77/2667
SOUTHERN CROSS	P77/2678
SOUTHERN CROSS	P77/3007
SOUTHERN CROSS	P77/3008
SOUTHERN CROSS	E77/1200
SOUTHERN CROSS	G77/0015
SOUTHERN CROSS	G77/0025
SOUTHERN CROSS	G77/0032
SOUTHERN CROSS	G77/0033
SOUTHERN CROSS	G77/0034
SOUTHERN CROSS	G77/0036
SOUTHERN CROSS	G77/0079
SOUTHERN CROSS	G77/0080
SOUTHERN CROSS	G77/0081
SOUTHERN CROSS	L77/0047
SOUTHERN CROSS	L77/0052
SOUTHERN CROSS	L77/0053
SOUTHERN CROSS	L77/0054
SOUTHERN CROSS	L77/0055
SOUTHERN CROSS	L77/0056
SOUTHERN CROSS	L77/0057
SOUTHERN CROSS	L77/0071
SOUTHERN CROSS	L77/0072
SOUTHERN CROSS	L77/0129
SOUTHERN CROSS	L77/0132
SOUTHERN CROSS	L77/0154
SOUTHERN CROSS	L77/0155
SOUTHERN CROSS	L77/0156
SOUTHERN CROSS	L77/0157
SOUTHERN CROSS	L77/0158
SOUTHERN CROSS	L77/0159
SOUTHERN CROSS	L77/0160
SOUTHERN CROSS	M77/0046
SOUTHERN CROSS	M77/0105
SOUTHERN CROSS	M77/0299
SOUTHERN CROSS	M77/0301
SOUTHERN CROSS	M77/0355
SOUTHERN CROSS	M77/0356
SOUTHERN CROSS	M77/0572
SOUTHERN CROSS	M77/1026
SOUTHERN CROSS	M77/0138
SOUTHERN CROSS	M77/0655
SOUTHERN CROSS	M77/0671
SOUTHERN CROSS	M77/0745
SOUTHERN CROSS	M77/0746
SOUTHERN CROSS	M77/0747
SOUTHERN CROSS	M77/0765
SOUTHERN CROSS	M77/0766
SOUTHERN CROSS	M77/1052
SOUTHERN CROSS	E77/0773
SOUTHERN CROSS	M77/0089
SOUTHERN CROSS	M77/0565
SOUTHERN CROSS	M77/0763
SOUTHERN CROSS	M77/1018
SOUTHERN CROSS	M77/0657
SOUTHERN CROSS	M77/0561
SOUTHERN CROSS	M77/0562
SOUTHERN CROSS	E77/0697
SOUTHERN CROSS	M77/1078
SOUTHERN CROSS	M77/0480
SOUTHERN CROSS	L77/0044
SOUTHERN CROSS	M77/0534
SOUTHERN CROSS	M77/0551
SOUTHERN CROSS	E77/0351
SOUTHERN CROSS	M77/0807
SOUTHERN CROSS	M77/0239
SOUTHERN CROSS	E77/1013
SOUTHERN CROSS	M77/0160
SOUTHERN CROSS	M77/0265
SOUTHERN CROSS	M77/0266
SOUTHERN CROSS	M77/0376
SOUTHERN CROSS	E77/0485
SOUTHERN CROSS	E77/0733
SOUTHERN CROSS	M77/1058
SOUTHERN CROSS	M77/1059

6

Project	Tenement
SOUTHERN CROSS	M77/1060
SOUTHERN CROSS	M77/1062
SOUTHERN CROSS	M77/1082
SOUTHERN CROSS	E74/0167
SOUTHERN CROSS	E77/0072
SOUTHERN CROSS	E77/0476
SOUTHERN CROSS	E77/0477
SOUTHERN CROSS	E77/0478
SOUTHERN CROSS	E77/0494
SOUTHERN CROSS	G77/0037
SOUTHERN CROSS	G77/0038
SOUTHERN CROSS	G77/0045
SOUTHERN CROSS	G77/0047
SOUTHERN CROSS	G77/0048
SOUTHERN CROSS	G77/0049
SOUTHERN CROSS	G77/0050
SOUTHERN CROSS	G77/0068
SOUTHERN CROSS	G77/0070
SOUTHERN CROSS	G77/0071
SOUTHERN CROSS	G77/0072
SOUTHERN CROSS	G77/0073
SOUTHERN CROSS	L74/0011
SOUTHERN CROSS	L74/0012
SOUTHERN CROSS	L74/0025
SOUTHERN CROSS	L77/0059
SOUTHERN CROSS	L77/0085
SOUTHERN CROSS	L77/0096
SOUTHERN CROSS	L77/0104
SOUTHERN CROSS	L77/0107
SOUTHERN CROSS	L77/0141
SOUTHERN CROSS	177/0170
SOUTHERN CROSS	L77/0174
SOUTHERN CROSS	L77/0175
SOUTHERN CROSS	L77/0176
SOUTHERN CROSS	L77/0182
SOUTHERN CROSS	M74/0111
SOUTHERN CROSS	M74/0112
SOUTHERN CROSS	M74/0113
SOUTHERN CROSS	M74/0166
SOUTHERN CROSS	M77/0324
SOUTHERN CROSS	M77/0545
SOUTHERN CROSS	M77/0669
SOUTHERN CROSS	M77/0680
SOUTHERN CROSS	M77/0691
SOUTHERN CROSS	M77/0692
SOUTHERN CROSS	M77/0693
SOUTHERN CROSS	M77/0694
SOUTHERN CROSS	M77/0761
SOUTHERN CROSS	M77/0812
SOUTHERN CROSS	M77/0878
SOUTHERN CROSS	M77/0879
SOUTHERN CROSS	M77/0880
SOUTHERN CROSS	M77/0881
SOUTHERN CROSS	M77/0882
SOUTHERN CROSS	M77/0883
SOUTHERN CROSS	M77/0884
SOUTHERN CROSS	M77/0890
SOUTHERN CROSS	M77/0891
SOUTHERN CROSS	M77/0892
SOUTHERN CROSS	M77/0896
SOUTHERN CROSS	M77/0949
SOUTHERN CROSS	M77/0950
SOUTHERN CROSS	M77/0951
SOUTHERN CROSS	M77/0952
SOUTHERN CROSS	M77/0966
SOUTHERN CROSS	M77/1069
SOUTHERN CROSS	P77/2615
SOUTHERN CROSS	P77/2616
SOUTHERN CROSS	P77/2803
SOUTHERN CROSS	P77/2804
SOUTHERN CROSS	M77/0770
SOUTHERN CROSS	M77/0408
SOUTHERN CROSS	M77/0564
SOUTHERN CROSS	M77/0797
SOUTHERN CROSS	M77/0798
SOUTHERN CROSS	M77/0801
SOUTHERN CROSS	M77/0868
SOUTHERN CROSS	P77/2917
SOUTHERN CROSS	P77/2918
SOUTHERN CROSS	P77/2919
SOUTHERN CROSS	M77/0090
SOUTHERN CROSS	M77/0777
SOUTHERN CROSS	M77/0805
SOUTHERN CROSS	M77/0835
SOUTHERN CROSS	M77/0836
SOUTHERN CROSS	M77/0112
SOUTHERN CROSS	M77/0598
SOUTHERN CROSS	E77/0543
SOUTHERN CROSS	M77/1073
SOUTHERN CROSS	M77/1074
SOUTHERN CROSS	M77/1075
SOUTHERN CROSS	M77/0217
SOUTHERN CROSS	M77/0221
SOUTHERN CROSS	M77/0225
SOUTHERN CROSS	M77/0250
SOUTHERN CROSS	M77/0251
SOUTHERN CROSS	M77/0733
SOUTHERN CROSS	M77/0734
SOUTHERN CROSS	M77/1009
SOUTHERN CROSS	M77/1063
SOUTHERN CROSS	P77/3211
SOUTHERN CROSS	M77/0423
SOUTHERN CROSS	M77/0817
SOUTHERN CROSS	P77/3000
SOUTHERN CROSS	M77/0555
SOUTHERN CROSS	M77/0668
SOUTHERN CROSS	M77/0554
SOUTHERN CROSS	M77/0796

7

Project	Tenement
SOUTHERN CROSS	M77/0803
SOUTHERN CROSS	M77/1083
SOUTHERN CROSS	M77/1084
SOUTHERN CROSS	M77/0821
SOUTHERN CROSS	P77/2968
SOUTHERN CROSS	P77/2969
SOUTHERN CROSS	M77/0768
SOUTHERN CROSS	M77/0717
SOUTHERN CROSS	P77/2664
SOUTHERN CROSS	M77/0764
SOUTHERN CROSS	M77/0957
SOUTHERN CROSS	M77/0958
SOUTHERN CROSS	M77/0964
SOUTHERN CROSS	M77/0965
SOUTHERN CROSS	M77/0477
SOUTHERN CROSS	M77/0478
SOUTHERN CROSS	M77/0522
SOUTHERN CROSS	M77/0523
SOUTHERN CROSS	E74/0285
SOUTHERN CROSS	E77/0998
SOUTHERN CROSS	E77/0999
SOUTHERN CROSS	E77/1002
SOUTHERN CROSS	E77/1003
SOUTHERN CROSS	E77/1008
SOUTHERN CROSS	E77/1009
SOUTHERN CROSS	E77/1014
SOUTHERN CROSS	E77/1050
SOUTHERN CROSS	E77/1060
SOUTHERN CROSS	E77/1061
SOUTHERN CROSS	E77/1086
SOUTHERN CROSS	E77/1136
SOUTHERN CROSS	E77/1137
SOUTHERN CROSS	E77/1138
SOUTHERN CROSS	E77/1139
SOUTHERN CROSS	P77/3357
SOUTHERN CROSS	G77/0005
SOUTHERN CROSS	G77/0006
SOUTHERN CROSS	G77/0007
SOUTHERN CROSS	G77/0008
SOUTHERN CROSS	G77/0009
SOUTHERN CROSS	G77/0010
SOUTHERN CROSS	G77/0011
SOUTHERN CROSS	G77/0012
SOUTHERN CROSS	G77/0013
SOUTHERN CROSS	L77/0006
SOUTHERN CROSS	L77/0045
SOUTHERN CROSS	L77/0112
SOUTHERN CROSS	L77/0162
SOUTHERN CROSS	M77/0031
SOUTHERN CROSS	M77/0510
SOUTHERN CROSS	M77/0775
SOUTHERN CROSS	M77/0788
SOUTHERN CROSS	M77/0193
SOUTHERN CROSS	M77/0197
SOUTHERN CROSS	M77/0224
SOUTHERN CROSS	M77/0347
SOUTHERN CROSS	M77/0631
SOUTHERN CROSS	M77/1017
SOUTHERN CROSS	E77/0486
SOUTHERN CROSS	M77/0906
SOUTHERN CROSS	M77/0907
SOUTHERN CROSS	M77/0953
SOUTHERN CROSS	M77/0954
SOUTHERN CROSS	E77/0555
SOUTHERN CROSS	M74/0064
SOUTHERN CROSS	M77/0098
SOUTHERN CROSS	M77/0215
SOUTHERN CROSS	M77/0216
SOUTHERN CROSS	M77/0219
SOUTHERN CROSS	M77/0329
SOUTHERN CROSS	M77/0335
SOUTHERN CROSS	M77/0336
SOUTHERN CROSS	M77/0389
SOUTHERN CROSS	M77/0399
SOUTHERN CROSS	M77/0458
SOUTHERN CROSS	M77/0542
SOUTHERN CROSS	M77/0543
SOUTHERN CROSS	M77/0582
SOUTHERN CROSS	M77/0583
SOUTHERN CROSS	M77/0584
SOUTHERN CROSS	M77/0585
SOUTHERN CROSS	M77/0586
SOUTHERN CROSS	M77/0587
SOUTHERN CROSS	M77/0588
SOUTHERN CROSS	M77/0589
SOUTHERN CROSS	M77/0911
SOUTHERN CROSS	M77/0912
SOUTHERN CROSS	M77/0741
SOUTHERN CROSS	M77/0742
SOUTHERN CROSS	M77/0786
SOUTHERN CROSS	M77/0787
SOUTHERN CROSS	M77/0984
SOUTHERN CROSS	P77/2737
SOUTHERN CROSS	P77/2738
SOUTHERN CROSS	P77/2739
SOUTHERN CROSS	P77/2740
SOUTHERN CROSS	P77/2741
SOUTHERN CROSS	P77/2751
SOUTHERN CROSS	P77/2752
SOUTHERN CROSS	P77/2753
SOUTHERN CROSS	P77/2875
SOUTHERN CROSS	P77/2876
SOUTHERN CROSS	P77/2877
SOUTHERN CROSS	P77/2908
SOUTHERN CROSS	P77/2909
SOUTHERN CROSS	E77/1090
SOUTHERN CROSS	E77/1101
SOUTHERN CROSS	M77/0736

8

Project	Tenement
SOUTHERN CROSS	M77/0762
SOUTHERN CROSS	M77/0820
SOUTHERN CROSS	M77/1022
SOUTHERN CROSS	M77/1027
SOUTHERN CROSS	M77/1028
SOUTHERN CROSS	P77/2762
SOUTHERN CROSS	P77/2977
SOUTHERN CROSS	P77/3234
SOUTHERN CROSS	P77/3252
SOUTHERN CROSS	P77/3253
SOUTHERN CROSS	P77/3358
SOUTHERN CROSS	E77/0435
SOUTHERN CROSS	M77/0679
SOUTHERN CROSS	M77/0795
SOUTHERN CROSS	L77/0033
SOUTHERN CROSS	E77/0714
SOUTHERN CROSS	G77/0042
SOUTHERN CROSS	L77/0088
SOUTHERN CROSS	M77/0175
SOUTHERN CROSS	M77/0402
SOUTHERN CROSS	M77/0497
SOUTHERN CROSS	M77/0552
SOUTHERN CROSS	M77/1016
SOUTHERN CROSS	M77/1031
SOUTHERN CROSS	M77/1032
SOUTHERN CROSS	E77/0568
SOUTHERN CROSS	L77/0081
SOUTHERN CROSS	M77/0633
SOUTHERN CROSS	M77/0715
SOUTHERN CROSS	M77/0831
SOUTHERN CROSS	M77/0832
SOUTHERN CROSS	M77/0922
SOUTHERN CROSS	M77/0923
SOUTHERN CROSS	P77/2657
SOUTHERN CROSS	P77/3016
SOUTHERN CROSS	P77/3017
SOUTHERN CROSS	P77/3065
SOUTHERN CROSS	P77/3093
SOUTHERN CROSS	M77/0790
SOUTHERN CROSS	M77/0791
SOUTHERN CROSS	M77/0792
SOUTHERN CROSS	M77/0793
SOUTHERN CROSS	M77/0794
SOUTHERN CROSS	M77/1056
SOUTHERN CROSS	M77/0613
SOUTHERN CROSS	M77/0721
SOUTHERN CROSS	M77/0722
SOUTHERN CROSS	M77/0975
SOUTHERN CROSS	M77/0976
SOUTHERN CROSS	P77/3048
SOUTHERN CROSS	M77/0538
SOUTHERN CROSS	M77/0834
SOUTHERN CROSS	M77/0945
SOUTHERN CROSS	E77/0462
SOUTHERN CROSS	M77/0255
SOUTHERN CROSS	M77/0442
SOUTHERN CROSS	M77/0481
SOUTHERN CROSS	M77/0535
SOUTHERN CROSS	M77/0782
SOUTHERN CROSS	M77/0815
SOUTHERN CROSS	M77/1049
SOUTHERN CROSS	P77/2953
SOUTHERN CROSS	P77/2954
SOUTHERN CROSS	L77/0167
SOUTHERN CROSS	L77/0168
SOUTHERN CROSS	L77/0173
SOUTHERN CROSS	M77/0702
SOUTHERN CROSS	M77/0052
SOUTHERN CROSS	M77/0893
SOUTHERN CROSS	L77/0105
SOUTHERN CROSS	L77/0106
SOUTHERN CROSS	L77/0125
SOUTHERN CROSS	L77/0126
SOUTHERN CROSS	L77/0127
SOUTHERN CROSS	L77/0128
SOUTHERN CROSS	M77/0525
SOUTHERN CROSS	M77/0771
SOUTHERN CROSS	M77/1051
SOUTHERN CROSS	M77/0904
SOUTHERN CROSS	M77/0905
SOUTHERN CROSS	M77/0778
SOUTHERN CROSS	P77/2863
SOUTHERN CROSS	L77/0113
SOUTHERN CROSS	L77/0114
SOUTHERN CROSS	M77/0086
SOUTHERN CROSS	M77/0133
SOUTHERN CROSS	M77/0159
SOUTHERN CROSS	M77/0186
SOUTHERN CROSS	M77/0380
SOUTHERN CROSS	M77/0424
SOUTHERN CROSS	M77/0956
SOUTHERN CROSS	M77/0072
SOUTHERN CROSS	E77/0509
SOUTHERN CROSS	M77/0913
SOUTHERN CROSS	M77/0914
SOUTHERN CROSS	M77/0567
LAVERTON	E28/0605
LAVERTON	E28/0606
LAVERTON	E28/0841
LAVERTON	E28/0858
LAVERTON	E28/0857
LAVERTON	E28/1062
LAVERTON	E28/1063
LAVERTON	E28/1064
LAVERTON	E28/1065
LAVERTON	E28/1070
LAVERTON	E28/1071
LAVERTON	E31/0345

9

Project	Tenement
LAVERTON	E31/0351
LAVERTON	E31/0365
LAVERTON	L27/0069
LAVERTON	L27/0070
LAVERTON	L27/0071
LAVERTON	L28/0023
LAVERTON	L28/0024
LAVERTON	L28/0025
LAVERTON	L28/0026
LAVERTON	L28/0027
LAVERTON	L28/0028
LAVERTON	L28/0029
LAVERTON	L28/0030
LAVERTON	L28/0031
LAVERTON	L28/0032
LAVERTON	L31/0037
LAVERTON	L31/0038
LAVERTON	L31/0040
LAVERTON	M28/0145
LAVERTON	M28/0146
LAVERTON	M28/0166
LAVERTON	M28/0167
LAVERTON	M28/0168
LAVERTON	M28/0173
LAVERTON	M28/0174
LAVERTON	M28/0266
LAVERTON	M28/0267
LAVERTON	M28/0269
LAVERTON	M31/0219
LAVERTON	M31/0220
LAVERTON	M31/0276
LAVERTON	M31/0295
LAVERTON	M31/0311
LAVERTON	P28/0930
LAVERTON	P28/0931
LAVERTON	P28/0932
LAVERTON	P28/0933
LAVERTON	P28/0934
LAVERTON	P28/0935
LAVERTON	P28/0936
LAVERTON	P28/0937
LAVERTON	P28/0938
LAVERTON	P28/0939
LAVERTON	P31/1482
LAVERTON	P31/1541
LAVERTON	P31/1542
LAVERTON	P31/1545
LAVERTON	M38/0635
LAVERTON	M38/0636
LAVERTON	M38/0815
LAVERTON	M39/0597
LAVERTON	M39/0598
LAVERTON	E39/0344
LAVERTON	E39/0702
LAVERTON	L38/0072
LAVERTON	L39/0098
LAVERTON	L39/0099
LAVERTON	L39/0105
LAVERTON	L39/0107
LAVERTON	L39/0108
LAVERTON	L39/0110
LAVERTON	L39/0112
LAVERTON	L39/0114
LAVERTON	L39/0118
LAVERTON	M39/0411
LAVERTON	M39/0412
LAVERTON	M39/0413
LAVERTON	M39/0606
LAVERTON	M39/0607
LAVERTON	M39/0608
LAVERTON	M39/0609
LAVERTON	M39/0610
LAVERTON	M39/0611
LAVERTON	M39/0901
LAVERTON	E39/0315
LAVERTON	E39/0350
LAVERTON	E39/0371
LAVERTON	E39/0657
LAVERTON	E39/0740
LAVERTON	E39/0919
LAVERTON	L31/0041
LAVERTON	L39/0127
LAVERTON	L39/0128
LAVERTON	L39/0130
LAVERTON	L39/0131
LAVERTON	L39/0132
LAVERTON	L39/0133
LAVERTON	L39/0134
LAVERTON	L39/0135
LAVERTON	M39/0307
LAVERTON	M39/0308
LAVERTON	M39/0309
LAVERTON	M39/0355
LAVERTON	M39/0356
LAVERTON	M39/0472
LAVERTON	M39/0587
LAVERTON	M39/0588
LAVERTON	M39/0589
LAVERTON	M39/0590
LAVERTON	M39/0591
LAVERTON	M39/0638
LAVERTON	M39/0639
LAVERTON	M39/0640
LAVERTON	M39/0739
LAVERTON	M39/0740
LAVERTON	M39/0741
LAVERTON	M39/0841
LAVERTON	M39/0842

10

Project	Tenement
LAVERTON	M39/0843
LAVERTON	E31/0101
LAVERTON	E31/0107
LAVERTON	E31/0150
LAVERTON	E31/0152
LAVERTON	E31/0153
LAVERTON	E31/0620
LAVERTON	M31/0156
LAVERTON	M31/0208
LAVERTON	M31/0209
LAVERTON	M31/0210
LAVERTON	M31/0212
LAVERTON	M31/0213
LAVERTON	M31/0273
LAVERTON	M31/0274
LAVERTON	M31/0275
LAVERTON	M31/0285
LAVERTON	M31/0286
LAVERTON	M31/0287
LAVERTON	M31/0288
LAVERTON	M31/0290
LAVERTON	M31/0291
LAVERTON	M31/0292
LAVERTON	M31/0293
LAVERTON	P31/1677
LAVERTON	E31/0552
LAVERTON	E31/0585
LAVERTON	M39/0165
LAVERTON	M39/0166
LAVERTON	M39/0230
LAVERTON	E39/0325
LAVERTON	E39/0423
LAVERTON	E39/0475
LAVERTON	E39/0827
LAVERTON	E39/0833
LAVERTON	M39/0447
LAVERTON	M39/0448
LAVERTON	M39/0449
LAVERTON	M39/0542
LAVERTON	M39/0711
LAVERTON	M39/0712
LAVERTON	M39/0713
LAVERTON	M39/0773
LAVERTON	M39/0822
LAVERTON	M39/0834
LAVERTON	M39/0835
LAVERTON	M39/0836
LAVERTON	M39/0118
LAVERTON	M39/0119
LAVERTON	M39/0120
LAVERTON	M39/0232
LAVERTON	E28/0828
LAVERTON	E28/0829
LAVERTON	E31/0115
LAVERTON	E31/0268
LAVERTON	E31/0567
LAVERTON	E31/0568
LAVERTON	E31/0569
LAVERTON	M31/0207
LAVERTON	M31/0225
LAVERTON	M31/0239
LAVERTON	M31/0240
LAVERTON	M31/0241
LAVERTON	M31/0242
LAVERTON	M31/0253
LAVERTON	M31/0254
LAVERTON	M31/0255
LAVERTON	M31/0256
LAVERTON	M31/0257
LAVERTON	M31/0258
LAVERTON	P31/1444
LAVERTON	P31/1450
LAVERTON	E31/0388
LAVERTON	E31/0390
LAVERTON	E31/0391
LAVERTON	E31/0393
LAVERTON	E31/0395
LAVERTON	E31/0662
LAVERTON	P31/1099
LAVERTON	P31/1700
LAVERTON	E28/0604
LAVERTON	E28/0826
LAVERTON	E28/1232
LAVERTON	E39/0573
LAVERTON	E39/0935
LAVERTON	E28/1352
LAVERTON	E39/0328
LAVERTON	M39/0599
LAVERTON	M39/0600
LAVERTON	M39/0721
LAVERTON	M39/0722
LAVERTON	E31/0113
LAVERTON	E31/0621
LAVERTON	M31/0030
LAVERTON	M31/0157
LAVERTON	M31/0177
LAVERTON	M31/0185
LAVERTON	M31/0186
LAVERTON	M31/0191
LAVERTON	M31/0245
LAVERTON	M31/0246
LAVERTON	M31/0251
LAVERTON	M31/0259
LAVERTON	M31/0380
LAVERTON	M31/0381
LAVERTON	P31/1417
LAVERTON	P31/1424
LAVERTON	P31/1425

11

Project	Tenement
LAVERTON	P31/1431
LAVERTON	P31/1432
LAVERTON	P31/1475
LAVERTON	E39/0845
LAVERTON	M39/0454
LAVERTON	M39/0455
LAVERTON	M39/0652
LAVERTON	E39/0173
LAVERTON	M39/0470
LAVERTON	M39/0471
LAVERTON	E28/0553
LAVERTON	M28/0232
LAVERTON	M28/0233
LAVERTON	M28/0234
LAVERTON	M28/0241
LAVERTON	M28/0242
LAVERTON	M31/0301
LAVERTON	E31/0635
LAVERTON	E39/0409
LAVERTON	E39/0887
LAVERTON	E39/0888
LAVERTON	E38/1678
LAVERTON	E39/0463
LAVERTON	E39/0632
LAVERTON	P38/3083
LAVERTON	E31/0631
LAVERTON	M28/0243
LAVERTON	P28/0911
LAVERTON	P28/0912
LAVERTON	P28/0913
LAVERTON	P28/0914
LAVERTON	L31/0001
LAVERTON	L31/0002
LAVERTON	L31/0003
LAVERTON	L31/0004
LAVERTON	L31/0005
LAVERTON	L31/0006
LAVERTON	L31/0007
LAVERTON	L31/0008
LAVERTON	L31/0009
LAVERTON	L31/0010
LAVERTON	L31/0011
LAVERTON	L31/0012
LAVERTON	L31/0013
LAVERTON	L31/0014
LAVERTON	L31/0015
LAVERTON	L31/0016
LAVERTON	L31/0017
LAVERTON	L31/0018
LAVERTON	L31/0019
LAVERTON	L31/0020
LAVERTON	L31/0021
LAVERTON	L31/0022
LAVERTON	L31/0023
LAVERTON	L31/0024
LAVERTON	L31/0025
LAVERTON	M31/0003
LAVERTON	M31/0004
LAVERTON	M31/0005
LAVERTON	M31/0006
LAVERTON	M31/0076
LAVERTON	M31/0145
LAVERTON	M31/0180
LAVERTON	M31/0181
LAVERTON	M31/0190
LAVERTON	M31/0250
LAVERTON	P31/1435
LAVERTON	P31/1476
LAVERTON	E31/0586
LAVERTON	E39/0327
LAVERTON	M39/0630
LAVERTON	M39/0631
LAVERTON	M39/0632
LAVERTON	M39/0633
LAVERTON	M39/0634
LAVERTON	P39/3939
LAVERTON	M39/0907
LAVERTON	M39/0908
LAVERTON	E39/0378
LAVERTON	M39/0601
LAVERTON	M39/0602
LAVERTON	M39/0603
LAVERTON	E31/0573
LAVERTON	M31/0140
LAVERTON	M31/0184
LAVERTON	M31/0206
LAVERTON	M31/0223
LAVERTON	M31/0224
LAVERTON	P31/1446
LAVERTON	P31/1447
LAVERTON	E31/0465
LAVERTON	E31/0479
LAVERTON	E31/0524
LAVERTON	E31/0618
LAVERTON	E39/0884
LAVERTON	E28/0892
LAVERTON	E39/0897
LAVERTON	L39/0034
LAVERTON	L39/0048
LAVERTON	L39/0049
LAVERTON	L39/0050
LAVERTON	L39/0051
LAVERTON	L39/0052
LAVERTON	L39/0053
LAVERTON	M39/0084
LAVERTON	M39/0274
LAVERTON	M39/0406
LAVERTON	M39/0407

12

Project	Tenement
LAVERTON	M39/0408
LAVERTON	M39/0409
LAVERTON	M39/0410
LAVERTON	M39/0839
LAVERTON	M39/0840
LAVERTON	P39/2595
LAVERTON	P39/2596
LAVERTON	P39/2605
LEONORA	E37/0415
LEONORA	E37/0557
LEONORA	E37/0558
LEONORA	E37/0669
LEONORA	E37/0680
LEONORA	E37/0789
LEONORA	M37/0338
LEONORA	M37/0398
LEONORA	M37/0399
LEONORA	M37/0400
LEONORA	M37/0458
LEONORA	M37/1128
LEONORA	L37/0033
LEONORA	L37/0034
LEONORA	L37/0035
LEONORA	L37/0036
LEONORA	L37/0056
LEONORA	L37/0058
LEONORA	L37/0066
LEONORA	L37/0089
LEONORA	M37/0017
LEONORA	M37/0137
LEONORA	M37/0170
LEONORA	M37/0200
LEONORA	M37/0247
LEONORA	M37/0333
LEONORA	M37/0391
LEONORA	M37/0689
LEONORA	M37/0690
LEONORA	M37/0903
LEONORA	M37/1026
LEONORA	M37/1027
LEONORA	P37/4555
LEONORA	P37/4987
LEONORA	P37/4996
LEONORA	P37/5286
LEONORA	P37/5310
LEONORA	M37/0451
LEONORA	M37/0586
LEONORA	M37/0587
LEONORA	M37/0547
LEONORA	M37/0548
LEONORA	M37/1105
LEONORA	E37/0235
LEONORA	E37/0345
LEONORA	E37/0679
LEONORA	E37/0681
LEONORA	E37/0682
LEONORA	M37/0459
LEONORA	M37/0460
LEONORA	M37/0551
LEONORA	M37/0598
LEONORA	M37/0599
LEONORA	M37/0600
LEONORA	M37/0601
LEONORA	M37/0602
LEONORA	M37/0694
LEONORA	M37/0695
LEONORA	M37/0696
LEONORA	M37/0907
LEONORA	M37/0975
LEONORA	M37/0976
LEONORA	M37/0977
LEONORA	M37/1008
LEONORA	M37/1009
LEONORA	P37/3995
LEONORA	P37/4294
LEONORA	P37/4295
LEONORA	P37/5114
LEONORA	P37/5115
LEONORA	P37/5116
LEONORA	M37/0763
LEONORA	M37/0021
LEONORA	M37/0179
LEONORA	M37/0407
LEONORA	M37/0416
LEONORA	M37/0496
LEONORA	M37/0529
LEONORA	M37/0889
LEONORA	M37/0890
LEONORA	M37/0891
LEONORA	M37/0905
LEONORA	M37/0985
LEONORA	L37/0068
LEONORA	L37/0078
LEONORA	L37/0081
LEONORA	L37/0083
LEONORA	L37/0119
LEONORA	L37/0120
LEONORA	M37/0067
LEONORA	M37/0076
LEONORA	M37/0090
LEONORA	M37/0201
LEONORA	M37/0222
LEONORA	M37/0248
LEONORA	M37/0330
LEONORA	M37/0394
LEONORA	M37/0410
LEONORA	M37/0429
LEONORA	M37/0449

13

Project	Tenement
LEONORA	M37/0457
LEONORA	M37/0530
LEONORA	M37/0541
LEONORA	P37/3955
LEONORA	P37/3979
LEONORA	P37/3980
LEONORA	M37/1171
LEONORA	P37/3868
LEONORA	E37/0236
LEONORA	E37/0281
LEONORA	M37/0479
LEONORA	M37/0641
LEONORA	M37/0683
LEONORA	M37/0684
LEONORA	M37/0879
LEONORA	M37/0880
LEONORA	M37/0904
LEONORA	M37/0945
LEONORA	M37/0946
LEONORA	M37/1035
LEONORA	M37/1040
LEONORA	M37/1041
LEONORA	M37/1042
LEONORA	M37/1151
LEONORA	P37/4988
LEONORA	L37/0106
LEONORA	L37/0127
LEONORA	L37/0128
LEONORA	M37/0086
LEONORA	M37/0088
LEONORA	M37/0227
LEONORA	M37/0277
LEONORA	M37/0299
LEONORA	M37/0300
LEONORA	M37/0428
LEONORA	M37/0594
LEONORA	M37/0624
LEONORA	M37/0625
LEONORA	M37/0686
LEONORA	M37/0688
LEONORA	M37/0720
LEONORA	M37/1180
LEONORA	M37/1181
LEONORA	M37/1182
LEONORA	P37/5532
LEONORA	P37/5829
LEONORA	P37/6242
LEONORA	P37/6244
LEONORA	P37/6245
LEONORA	M37/0645
LEONORA	M37/0646
LEONORA	M37/0647
LEONORA	M37/0648
LEONORA	P37/4403
LEONORA	P37/4404
LEONORA	P37/4405
LEONORA	P37/4406
LEONORA	P37/4407
LEONORA	E37/0703
LEONORA	E37/0704
LEONORA	E37/0705
LEONORA	L37/0041
LEONORA	L37/0065
LEONORA	M37/0223
LEONORA	M37/0316
LEONORA	M37/0317
LEONORA	M37/1038
LEONORA	M37/1183
LEONORA	M37/1184
LEONORA	M37/0350
LEONORA	M37/0627
LEONORA	M37/0628
LEONORA	P37/4327
LEONORA	P37/4328
LEONORA	P37/4329
LEONORA	P37/4370
LEONORA	M37/0570
LEONORA	M37/0571
LEONORA	M37/0572
LEONORA	M37/0573
LEONORA	M37/0574
LEONORA	M37/1050
LEONORA	M37/1051
LEONORA	M37/1081
LEONORA	M37/1165
LEONORA	P37/4235
LEONORA	P37/4237
LEONORA	P37/6146
LEONORA	P37/6147
LEONORA	P37/6216
LEONORA	P37/6217
LEONORA	M40/0166
LEONORA	M37/0252
LEONORA	E40/0183
LEONORA	M37/0326
LEONORA	M37/0559
LEONORA	P37/4058
LEONORA	P37/4080
LEONORA	G37/0006
LEONORA	G37/0008
LEONORA	G37/0009
LEONORA	G37/0010
LEONORA	G37/0011
LEONORA	G37/0012
LEONORA	G37/0013
LEONORA	G37/0014
LEONORA	G37/0015
LEONORA	G37/0016

14

Project	Tenement
LEONORA	G37/0017
LEONORA	G37/0018
LEONORA	L37/0043
LEONORA	L37/0044
LEONORA	L37/0080
LEONORA	L37/0123
LEONORA	L37/0124
LEONORA	M37/0251
LEONORA	M37/0622
LEONORA	M37/1150
LEONORA	P37/4098
LEONORA	L37/0074
LEONORA	L37/0076
LEONORA	M37/0058
LEONORA	M37/0046
LEONORA	M37/0219
LEONORA	M37/0484
LEONORA	M37/0564
LEONORA	M37/0902
LEONORA	M37/1016
LEONORA	P37/3805
LEONORA	P37/5747
LEONORA	G40/0003
LEONORA	M40/0022
LEONORA	M40/0026
LEONORA	M40/0027
LEONORA	M40/0036
LEONORA	M40/0037
LEONORA	M40/0038
LEONORA	M40/0056
LEONORA	M40/0138
LEONORA	M37/0025
LEONORA	M37/1030
LEONORA	E37/0200
LEONORA	E37/0412
LEONORA	M37/0403
LEONORA	M37/0404
LEONORA	M37/0405
LEONORA	M37/0461
LEONORA	M37/0462
LEONORA	M37/0732
LEONORA	M37/0733
LEONORA	M37/0734
LEONORA	M37/0997
LEONORA	M37/1130
LEONORA	M37/0603
LEONORA	M40/0177
LEONORA	E37/0251
LEONORA	E37/0411
LEONORA	E37/0496
LEONORA	E37/0667
LEONORA	L37/0126
LEONORA	M37/0382
LEONORA	M37/0480
LEONORA	M37/0488
LEONORA	M37/0506
LEONORA	M37/0511
LEONORA	M37/0513
LEONORA	M37/0514
LEONORA	M37/0633
LEONORA	M37/0638
LEONORA	M37/0639
LEONORA	M37/0640
LEONORA	M37/0853
LEONORA	M37/1043
LEONORA	M37/1044
LEONORA	M37/1083
LEONORA	M37/1094
LEONORA	M37/1129
LEONORA	M37/1200
LEONORA	P37/3870
LEONORA	P37/3871
LEONORA	P37/3872
LEONORA	P37/3873
LEONORA	P37/3917
LEONORA	P37/3918
LEONORA	P37/3919
LEONORA	P37/3920
LEONORA	P37/4336
LEONORA	P37/4375
LEONORA	P37/4408
LEONORA	P37/4804
LEONORA	P37/4805
LEONORA	P37/6029
LEONORA	P37/6087
LEONORA	M37/0610
LEONORA	P37/4260
LEONORA	E37/0269
LEONORA	M37/0788
LEONORA	M37/0081
LEONORA	M37/0082
LEONORA	M37/0231
LEONORA	M37/0232
LEONORA	M37/0233
LEONORA	M37/0764
LEONORA	M37/1186
LEONORA	M37/0544
LEONORA	M37/1185
LEONORA	M37/0158
LEONORA	M37/0159
LEONORA	M37/0549
LEONORA	P37/6564
LEONORA	M40/0129
LEONORA	L37/0079
LEONORA	M37/0172
LEONORA	M37/0204
LEONORA	M37/0565
LEONORA	L37/0077

15

Project	Tenement
LEONORA	L37/0125
LEONORA	M37/0256
LEONORA	M37/0369
LEONORA	M37/0377
LEONORA	M37/0379
LEONORA	M37/0454
LEONORA	M37/0563
LEONORA	M37/0849
LEONORA	P37/3650
LEONORA	P37/3651
LEONORA	P37/3652
LEONORA	P37/4046
LEONORA	P37/4853
LEONORA	P37/4854
LEONORA	E37/0284
LEONORA	E37/0670
LEONORA	M37/0478
LEONORA	M37/0773
LEONORA	M37/0854
LEONORA	M37/0855
LEONORA	M37/0856
LEONORA	M37/0906
LEONORA	M37/0978
LEONORA	M37/0979
LEONORA	M37/0980
LEONORA	M37/1064
LEONORA	M37/1065
LEONORA	P37/6260
LEONORA	P37/6286
LEONORA	P37/6324
LEONORA	M37/0485
LEONORA	M37/0531
LEONORA	M37/0532
LEONORA	E37/0573
LEONORA	M37/0163
LEONORA	M37/0164
LEONORA	M37/0212
LEONORA	M37/0605
LEONORA	M37/0629
LEONORA	M37/0874
LEONORA	M37/0928
LEONORA	M37/0955
LEONORA	M37/0986
LEONORA	M37/0987
LEONORA	M37/1017
LEONORA	M37/0626
LEONORA	M37/1177
LEONORA	M40/0167
LEONORA	P40/0956
LEONORA	P40/0957
LEONORA	P40/0958
LEONORA	G37/0021
LEONORA	L37/0023
LEONORA	L37/0024
LEONORA	L37/0028
LEONORA	L37/0029
LEONORA	L37/0030
LEONORA	L37/0050
LEONORA	L37/0051
LEONORA	L37/0070
LEONORA	M37/0055
LEONORA	M37/0165
LEONORA	M37/0588
LEONORA	E40/0180
LEONORA	M37/1095
LEONORA	M37/1096
LEONORA	M37/0621
LEONORA	P37/4296
LEONORA	E37/0671
LEONORA	E37/0677
LEONORA	M36/0412
LEONORA	M37/0438
LEONORA	M37/0439
LEONORA	M37/0440
LEONORA	M37/0495
LEONORA	M37/0929
LEONORA	P36/1246
LEONORA	P36/1247
LEONORA	P36/1248
LEONORA	P37/6459
LEONORA	M37/0489
LEONORA	M37/0512

”

16

 SCHEDULE 1

“PART C - BOUNTY NICKEL JV AND OUTUKUMPU JV TENEMENTS

E74/0121
E77/0085
E77/0272
M74/0098
M74/0100
M74/0101
M77/0698
M77/0699
M77/0700
M77/0701
M77/0874
M77/0895
P77/2615
P77/2616
P77/3007
P77/3008
E77/0372
E77/0413
E77/0479
E77/0546
E77/0555
E77/0635
E77/0636
E77/0806
M74/0064
M74/0109
M77/0098
M77/0215
M77/0216
M77/0219
M77/0326
M77/0329
M77/0335
M77/0336
M77/0389
M77/0399
M77/0458
M77/0467
M77/0468
M77/0493
M77/0542
M77/0543
M77/0544
M77/0582
M77/0583
M77/0584
M77/0585
M77/0586
M77/0587
M77/0588
M77/0589
M77/0669
M77/0680
M77/0696
M77/0703
M77/0704
M77/0705
M77/0719
M77/0720
M77/0885
M77/0911
M77/0912
M77/0925
M77/0986
M77/1019
M77/1020
M77/1021
M77/1041
M77/1061
M77/1076
M77/1086
P77/2610
P77/2640
P77/2653
P77/2654
P77/2667
P77/2678

”

17

EXECUTED AS A DEED

Executed by

St Barbara Mines Limited

in accordance with section 127(1) of the Corporations Act

in the presence of:

/s/ Ross Kennedy	/s/ Edward Eshuys
Secretary/Director	Director

Ross Kennedy	Edward Eshuys
Name (please print)	Name (please print)

Signed sealed and delivered for

Resource Capital Fund III L.P.

by its attorney in the

presence of:

/s/ M. Hills	/s/ Ian Burvill
Witness	Attorney

MASON HILLS
Barrister & Solicitor	Ian Burvill
Name (please print)	Name (please print)

18